Semiannual Report April 30, 2001

Logo: NUVEEN Investments

Municipal Closed-End
Exchange-Traded
            Funds

Dependable, tax-free income to help
   you keep more of what you earn.



PERFORMANCE PLUS
NPP

MUNICIPAL ADVANTAGE
NMA

MARKET OPPORTUNITY
NMO

DIVIDEND ADVANTAGE
NAD

DIVIDEND ADVANTAGE 2
NXZ

photo: 2 men & child
photo: 2 men & horse

        Invest well.

Look ahead.

                LEAVE YOUR MARK.(SM)

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."


Dear
     Shareholder

I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

I am especially pleased to welcome shareholders of our newest Fund, Dividend Advantage 2, to the Nuveen investor family. While your Fund is too new to provide a separate Performance Overview page, we have included some preliminary portfolio information in this report. We look forward to providing a detailed performance review in our next shareholder report.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments such as the Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering the investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,







/s/ Timothy R. Schwertfeger




Timothy R. Schwertfeger
Chairman of the Board

June 15, 2001

Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen National Municipal Closed-End Exchange-Traded Funds (NPP, NMA, NMO, NAD,
NXZ)

Portfolio Manager's
               Comments

Portfolio managers Bill Fitzgerald, Steve Peterson, Rick Huber and Tom Spalding discuss national economic and market conditions, key investment strategies, and the performance of the Nuveen Municipal Closed-End Exchange-Traded Funds. Bill, who has 13 years of experience with Nuveen, has managed NMO since 1990. Steve, also a 13-year Nuveen veteran, has managed NPP since 1998, the same year Rick, a 15-year veteran, took over management of NMA. Steve also has managed NAD since its inception in 1999. Tom Spalding, a 25-year Nuveen veteran, assumed portfolio management responsibility for the new Nuveen Dividend Advantage Municipal Fund 2
(NXZ) upon its inception in March 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?
The major factors affecting the economy and the municipal market over the past twelve months were the Federal Reserve's reductions in short-term interest rates and a generally slower rate of economic growth.

In January 2001, the Fed began a series of fed funds rate cuts that brought this benchmark rate to 4.50% by the close of the reporting period. (The Fed reduced rates by another 50 basis points on May 15, bringing the federal funds rate to 4.00%, its lowest level since 1994.) The consensus among many market observers is that the Fed is poised to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, continued tight new issue supply helped many bonds perform well. Generally positive economic conditions over the past decade enabled more cities and states to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. As a result, municipal bond prices trended generally higher over this reporting period. Nevertheless, we believe the municipal market continued to represent good value. As of April 30, 2001, long-term municipal yields were 97% of 30-year Treasury yields, compared with 101% in April 2000.

HOW DID THESE NUVEEN FUNDS PERFORM OVER THE PAST TWELVE MONTHS?
For the year ended April 30, 2001, the Nuveen Municipal Closed-End Exchange-Traded Funds produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.

                         TOTAL RETURN         LEHMAN    LIPPER
          MARKET YIELD         ON NAV  TOTAL RETURN1  AVERAGE2
----------------------------------------------------------------
                               1 YEAR        1 YEAR     1 YEAR
                   TAXABLE-     ENDED         ENDED      ENDED
       4/30/01  EQUIVALENT3   4/30/01       4/30/01     4/30/01
----------------------------------------------------------------

NPP      5.86%        8.49%    13.70%        10.37%      12.00%
----------------------------------------------------------------

NMA      5.98%        8.67%    13.74%        10.37%      12.00%
----------------------------------------------------------------

NMO      6.06%        8.78%    11.85%        10.37%      12.00%
----------------------------------------------------------------

NAD      5.97%        8.65%    15.78%        10.37%      12.00%
----------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Since mid-2000, the combination of relatively tight municipal supply, Fed easing and generally favorable technicals produced a generally positive total return environment. The Funds' participation in this recovery is reflected in the total returns on NAV listed in the previous table.

During the twelve months ended April 30, 2001, the yield on the Bond Buyer 25 Revenue Bond Index fell from 6.07% to 5.63%. In this environment of falling yields (and rising bond values), funds with longer durations4 would be expected to perform well. As of April 30, 2001, the durations of NPP, NMA and NMO ranged from 11.92 to 12.67, compared with 7.60 for the unleveraged Lehman Brothers Municipal Bond Index. NAD, which was established in May 1999, had a duration of 15.01, which served as the main driver of its performance in this market environment.

While NXZ's initial investment process was not completed by the end of the reporting period, we expect it will



1 The Funds' performances are compared with that of the Lehman Brothers
  Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Funds' total returns are compared with the average annualized return of the 53 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

have a relatively long duration characteristic of a new Fund once this process is completed.

HOW DID THIS ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?
All of these Funds use leverage as a way to potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R) shareholders. In 1999 and 2000, as the Federal Reserve increased short-term rates, the dividends paid to MuniPreferred shareholders grew. This, combined with the pressure of bond calls in several of the Funds, was sufficient to cause decreases in common share dividends during 2000.

With the recent decline in short-term rates, the Funds have more income remained with which to pay common shareholder dividends. As a result, we were able to increase the common share dividends of NPP in March 2001 and NAD in both December 2000 and March 2001. In the coming months, lower short-term rates should continue to have beneficial effects on the Funds' income by further reducing the amount the Funds pay their MuniPreferred shareholders. This, in turn, should help dividend stability in the face of continuing bond calls within several of these portfolios.

Recently, many investors have again turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Nuveen Funds, robust demand caused the discount (share price below NAV) on NAD to move to a premium (share price above NAV), while the discounts on the other Funds narrowed significantly over the past twelve months. NXZ has consistently traded at a premium since its inception. With the market prices of NPP, NMA, and NMO remaining lower than the actual value of the bonds in their portfolios, shareholders may want to consider taking advantage of this opportunity to add to their holdings of these Nuveen Funds.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NATIONAL NUVEEN FUNDS DURING THE YEAR ENDED APRIL 30, 2001?

As evidenced by their strong twelve-month total returns on NAV, these Nuveen Funds were well structured going into this period. Despite the tight supply of new municipal issuance during most of the past year, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, lower supply also meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

One of the sectors where we found value was healthcare, where change has created opportunities in selected hospital issues. This is an area where the expertise of Nuveen research analysts is instrumental in helping us find and understand the issuers offering the best upside potential for our Funds. During the past twelve months, the healthcare sector was one of our top performers, and the Funds benefited from their weightings in this sector, which ranked among the top five holdings in each Fund except NXZ. Another area of the market that we are watching closely is independent power plants, due to supply-and-demand dynamics now facing the electricity industry. This is an area we believe holds significant potential, and over the past year we have added several of these issues to NPP.

The transportation sector, which saw heavier issuance than most of the municipal market, also provided several opportunities to take advantage of widening spreads. As airports try to find solutions to overcrowding and delay problems through the addition of runways and expanded facilities, we expect to see this level of issuance continue and even increase. In NMO, we purchased several bonds issued for airports including Chicago, Indianapolis, Denver, and Dallas. NMO also recently leveraged Nuveen staff expertise in the complexities of tobacco-backed credits in purchasing a block of A1 rated South Carolina tobacco bonds secured by the 1998 $250 billion master settlement agreement between four major tobacco companies and 46 states.

NMO also continues to hold bonds issued by Erie County, New York, for the CanFibre project in Lackawanna, which has been affected by the bankruptcy of the facility's general contractor. These bonds have continued to meet their interest payments, and we are monitoring this holding very closely to try to ensure that any eventual resolution serves the best interests of our shareholders.

As NPP, NMA, and NMO worked through significant bond call exposure over the past couple of years, we focused on strategically managing the durations of these three Funds to counter the effects of the call process and keep the Funds' durations well positioned to take advantage of market gains. In NMA, these strategies included purchasing short sinking funds with average lives of five to ten years to balance the new bonds being added from the long end of the yield curve using call proceeds. We also continued to work to shorten the duration of NAD to bring it more into alignment with its peers.

NPP, NMA and NMO have been reducing their holdings in U.S. guaranteed bonds. At the end of April 2000, this sector accounted for 17% of NPP and 11% of both NMA and NMO. By April 30, 2001, this allocation had been reduced to 12% in NPP, 4% in NMO, and 7% in NMA. As part of our strategy to enhance the call protection of the Funds, we continue to carefully assess opportunities to sell these bonds as we find attractive long-term reinvestment alternatives in the marketplace.

NPP, NMA, NMO and NAD all continued to offer excellent credit quality, with between 70% and 81% of their portfolios invested in bonds rated AAA/U.S. guaranteed and AA as of April 30, 2001. The Funds also had allocations of BBB and non-rated bonds that ranged from 9% to 17%, which generally provided higher yields during 2000.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THESE NUVEEN FUNDS IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal issuance nationwide in 2001 could exceed $200 billion and provide new investment opportunities. We will, of course, continue to closely monitor the economy, including Federal Reserve policies and the impact of the tax reduction bill, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these Nuveen Funds, all of the Funds offer excellent call protection for the remainder of 2001, with the portion of callable bonds ranging from 1% of NAD's portfolio to 6% of NMO. In 2002 and 2003, this level of protection continues, with possible calls ranging from zero to about 12% of the Funds' portfolios, depending on the interest rate environment during this period. In general, we believe these levels are manageable, and we foresee no problems in working through them. While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process. This includes selling bonds with short call dates and pre- refunded bonds with short maturities at attractive points of the interest rate cycle. In reinvesting the proceeds from these sales as well as any calls, we are looking to the longer end of yield curve as one way to enhance future call protection.

As value-oriented investors, we also plan to continue to look for areas of the market that can add value for our shareholders and strengthen the Funds' dividend-payment capabilities. Over the next twelve months, we expect these to include the healthcare sector, tobacco bonds, and more generally, among bonds rated A and BBB. We will also continue to manage the Funds' durations to keep them well positioned to take advantage of market opportunities. We believe these Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

Nuveen Performance Plus Municipal Fund, Inc.

Performance
   Overview As of April 30, 2001





NPP

Pie Chart:
Credit Quality
AAA/U.S. Guaranteed                         66%
AA                                          15%
A                                           10%
BBB                                          5%
NR                                           4%




PORTFOLIO STATISTICS
====================================================
Share Price                                 $14.03
----------------------------------------------------
Net Asset Value                             $14.74
----------------------------------------------------
Market Yield                                 5.86%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.49%
----------------------------------------------------
Fund Net Assets ($000)                  $1,327,387
----------------------------------------------------
Average Effective Maturity (Years)           19.06
----------------------------------------------------
Leverage-Adjusted Duration                   12.67
====================================================

ANNUALIZED TOTAL RETURN (Inception 6/89)
====================================================

                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        26.45%        13.70%
----------------------------------------------------
5-Year                         5.43%         6.29%
----------------------------------------------------
10-Year                        6.59%         7.42%
====================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
====================================================
Tax Obligation/Limited                         14%
----------------------------------------------------
Utilities                                      13%
----------------------------------------------------
U.S. Guaranteed                                12%
----------------------------------------------------
Tax Obligation/General                         11%
----------------------------------------------------
Healthcare                                     11%
====================================================

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
5/00                           0.072
6/00                           0.067
7/00                           0.067
8/00                           0.067
9/00                           0.067
10/00                          0.067
11/00                          0.067
12/00                          0.067
1/01                           0.067
2/01                           0.067
3/01                          0.0685
4/01                          0.0685

Line Chart:
Share Price Performance
5/5/00                  11.69
                        11.44
                        11.56
                        11.75
                        12.19
                        11.94
                        11.88
                        11.81
                        12
                        12.25
                        12.13
                        12.31
                        12.44
                        12.5
                        12.75
                        12.63
                        12.69
                        12.81
                        12.88
                        12.56
                        12.25
                        12.25
                        12.31
                        12.25
                        12.13
                        12.19
                        12.31
                        12.13
                        11.94
                        12.31
                        12.44
                        12.44
                        12.88
                        13.19
                        13.75
                        13.94
                        14
                        13.88
                        13.9
                        13.96
                        13.69
                        13.65
                        13.72
                        13.83
                        13.69
                        13.76
                        13.94
                        13.72
                        13.84
                        13.92
4/30/01                 14

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a net ordinary income distribution in December
  2000 of $0.0019 per share.

Nuveen Municipal Advantage Fund, Inc.

Performance
   Overview As of April 30, 2001



NMA

Pie Chart:
Credit Quality
AAA/U.S. Guaranteed                         64%
AA                                          17%
A                                            7%
BBB                                         11%
NR                                          1%



PORTFOLIO STATISTICS
====================================================
Share Price                                 $14.05
----------------------------------------------------
Net Asset Value                             $14.91
----------------------------------------------------
Market Yield                                 5.98%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.67%
----------------------------------------------------
Fund Net Assets ($000)                    $998,970
----------------------------------------------------
Average Effective Maturity (Years)           22.51
----------------------------------------------------
Leverage-Adjusted Duration                   12.42
====================================================

ANNUALIZED TOTAL RETURN (Inception 12/89)
====================================================

                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        23.77%        13.74%
----------------------------------------------------
5-Year                         5.52%         6.33%
----------------------------------------------------
10-Year                        6.35%         7.58%
====================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
====================================================
Housing/Single Family                          17%
----------------------------------------------------
Healthcare                                     16%
----------------------------------------------------
Utilities                                      12%
----------------------------------------------------
Tax Obligation/Limited                         12%
----------------------------------------------------
Transportation                                 10%
====================================================

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
5/00                           0.077
6/00                           0.072
7/00                           0.072
8/00                           0.072
9/00                           0.072
10/00                          0.072
11/00                          0.072
12/00                           0.07
1/01                            0.07
2/01                            0.07
3/01                            0.07
4/01                            0.07

Line Chart:
Share Price Performance
5/5/00                  12.38
                        12.13
                        12.38
                        12.44
                        12.75
                        12.31
                        12.31
                        12.38
                        12.56
                        12.75
                        12.75
                        12.81
                        13.06
                        12.81
                        12.94
                        12.94
                        13.06
                        13.25
                        13.25
                        13.06
                        12.94
                        13
                        12.75
                        12.69
                        12.44
                        12.56
                        12.88
                        12.81
                        12.63
                        12.5
                        12.63
                        12.88
                        13.06
                        13.25
                        13.81
                        13.81
                        14.06
                        14.13
                        14.3
                        14.19
                        14.14
                        14.12
                        14.24
                        14.45
                        14.07
                        13.94
                        14.2
                        14.07
                        13.95
                        14.22
4/30/01                 14.1

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains and net ordinary income distribution in December 2000 of $0.0928 per share.

Nuveen Municipal Market Opportunity Fund, Inc.

Performance
   Overview As of April 30, 2001



NMO

Pie Chart:
Credit Quality
AAA/U.S. Guaranteed                         55%
AA                                          15%
A                                           16%
BBB                                         12%
NR                                           2%



PORTFOLIO STATISTICS
====================================================
Share Price                                 $14.25
----------------------------------------------------
Net Asset Value                             $14.69
----------------------------------------------------
Market Yield                                 6.06%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.78%
----------------------------------------------------
Fund Net Assets ($000)                  $1,049,079
----------------------------------------------------
Average Effective Maturity (Years)           22.00
----------------------------------------------------
Leverage-Adjusted Duration                   11.92
====================================================

ANNUALIZED TOTAL RETURN (Inception 3/90)
====================================================

                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        22.52%        11.85%
----------------------------------------------------
5-Year                         5.65%         5.67%
----------------------------------------------------
10-Year                        6.50%         7.25%
====================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
====================================================
Transportation                                 23%
----------------------------------------------------
Tax Obligation/Limited                         19%
----------------------------------------------------
Tax Obligation/General                         18%
----------------------------------------------------
Healthcare                                     10%
----------------------------------------------------
Utilities                                       6%
====================================================

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share2
5/00                           0.078
6/00                           0.075
7/00                           0.075
8/00                           0.075
9/00                           0.075
10/00                          0.075
11/00                          0.075
12/00                          0.072
1/01                           0.072
2/01                           0.072
3/01                           0.072
4/01                           0.072


Line Chart:
Share Price Performance
5/5/00                  12.5
                        12.25
                        12.38
                        12.44
                        12.75
                        12.69
                        12.63
                        12.69
                        12.94
                        13.31
                        13.25
                        13.19
                        13.25
                        13
                        13.44
                        13.31
                        13.5
                        13.63
                        13.56
                        13.5
                        13.38
                        13.31
                        13.25
                        12.88
                        12.63
                        12.81
                        13.19
                        12.81
                        12.94
                        12.94
                        13
                        12.81
                        13.06
                        13.5
                        13.94
                        14.13
                        14.31
                        14.5
                        14.53
                        14.4
                        14.32
                        14.16
                        14.32
                        14.4
                        14.14
                        13.78
                        14
                        14
                        14.07
                        14
4/30/01                 14.21

Weekly Closing Price
Past performance is not predictive of future results.


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders a capital gains distribution in December 2000 of $0.0259 per share.

Nuveen Dividend Advantage Municipal Fund

Performance
   Overview As of April 30, 2001

NAD



Pie Chart:
Credit Quality
AAA/U.S. Guaranteed                         59%
AA                                          17%
A                                            2%
BBB                                          5%
NR                                          12%
Other                                        5%


PORTFOLIO STATISTICS
====================================================
Share Price                                 $14.77
----------------------------------------------------
Net Asset Value                             $14.01
----------------------------------------------------
Market Yield                                 5.97%
----------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.65%
----------------------------------------------------
Fund Net Assets ($000)                    $843,403
----------------------------------------------------
Average Effective Maturity (Years)           20.95
----------------------------------------------------
Leverage-Adjusted Duration                   15.01
====================================================

ANNUALIZED TOTAL RETURN (Inception 5/99)
====================================================

                      ON SHARE PRICE        ON NAV
====================================================
1-Year                        27.79%        15.78%
----------------------------------------------------
Since Inception                5.50%         5.08%
====================================================

TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
====================================================
Healthcare                                     20%
----------------------------------------------------
Tax Obligation/Limited                         18%
----------------------------------------------------
Tax Obligation/General                         15%
----------------------------------------------------
Transportation                                 13%
----------------------------------------------------
Utilities                                       9%
====================================================

Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share

5/00                    0.0725
6/00                    0.0695
7/00                    0.0695
8/00                    0.0695
9/00                    0.0695
10/00                   0.0695
11/00                   0.0695
12/00                   0.0705
1/01                    0.0705
2/01                    0.0705
3/01                    0.0735
4/01                    0.0735

Line Chart:
Share Price Performance
5/5/00                  12.75
                        12.06
                        11.94
                        12
                        12.38
                        12.56
                        12.38
                        12.19
                        12.25
                        12.5
                        12.38
                        12.25
                        12.31
                        13
                        13.06
                        12.94
                        12.81
                        12.88
                        13
                        12.88
                        12.88
                        13.13
                        12.88
                        12.69
                        12.44
                        12.44
                        12.94
                        12.75
                        13
                        13.13
                        13.63
                        13.69
                        13.75
                        13.94
                        14.5
                        14.5
                        14.63
                        14.69
                        14.78
                        14.77
                        14.32
                        14.21
                        14.84
                        14.79
                        14.72
                        14.5
                        14.65
                        14.75
                        14.7
                        14.8
4/30/01                 14.76
Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) Portfolio of
                                       Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.1%

$       3,615   Alabama Water Pollution Control Authority, Revolving Fund Loan               8/05 at 100        AAA    $   3,925,239
                 Bonds, Series 1994, 6.750%, 8/15/17

                Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997-A:
        5,075    5.625%, 2/01/22                                                             2/07 at 101         AAA      5,147,674
        5,325    5.375%, 2/01/27                                                             2/07 at 100         AAA      5,258,704
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.0%

          410   Alaska Housing Finance Corporation, Collateralized Bonds,                    6/01 at 101         AAA         412,804
                 1989 First Series (Veterans Mortgage Program), 7.450%, 12/01/29
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.4%

        5,155   Yuma Regional Medical Center on behalf of Hospital District              8/02 at 101 1/2      N/R***       5,516,005
                 No. 1 of Yuma County, Arizona, HospitalRevenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.1%

       11,000   Anaheim Public Financing Authority, Lease Revenue Bonds                     No Opt. Call         AAA       3,741,980
                 (Anaheim Public Improvements Project), Subordinate Lease
                 Revenue Bonds, 1997 Series C, 0.000%, 9/01/20

        7,475   California Housing Finance Agency, Home Mortgage Revenue                  2/10 at 24 5/8         AAA       1,093,518
                  Bonds, Series 2000F, 0.000%, 8/01/31(Alternative Minimum Tax)

        1,000   Mt. Diablo Hospital District, California Insured Hospital                   12/03 at 102         AAA         985,480
                 Revenue Bonds, 1993 Series A, 5.125%, 12/01/23

       13,450   Ontario Redevelopment Financing Authority (San Bernardino                   No Opt. Call        AAA       16,710,953
                 County, California), 1995 Revenue Refunding Bonds
                 (Ontario Redevelopment Project No.1), 7.200%, 8/01/17

       20,420   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call         AAA      23,126,263
                 Residential Mortgage Revenue Refunding Bonds, 1991 Series A,
                 7.150%, 2/01/10

        2,325   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call         AAA       3,010,364
                 Restructured Single Family Mortgage Revenue Bonds,
                 Series 1986D, 8.000%, 4/01/16 (Alternative Minimum Tax)

       10,000   San Bernardino County, California, Certificates of Participation,            8/05 at 102        AAA       10,887,300
                 Series 1995 (Medical Center Financing Project), 5.500%,
                 8/01/15 (Pre-refunded to 8/01/05)

        2,000   Airport Commission, City and County of San Francisco, California,            5/09 at 101        AAA        1,924,100
                 San Francisco International Airport, Second Series Revenue Bonds,
                 Issue 23B Bonds, 5.125%, 5/01/30

       15,745   Walnut Valley Unified School District, Los Angeles County,                   8/11 at 103        AAA       18,886,757
                 California, General Obligation Refunding Bonds, Series 1997A,
                 7.200%, 2/01/16
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 2.2%

        3,790   City and County of Denver, Colorado, Airport System Revenue                 11/07 at 101        AAA        3,709,046
                 Bonds, Series 1997E, 5.250%, 11/15/23

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1992B:
        1,020    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)      11/02 at 102         Aaa       1,096,286
        3,980    7.250%, 11/15/23 (Alternative Minimum Tax)                                 11/02 at 102           A       4,218,243

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991D:
        1,000    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 100         Aaa       1,020,310
        3,720    7.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100           A       3,775,391

                City and County of Denver, Colorado, Airport System Revenue Bonds, Series 1991A:
        5,145    8.750%, 11/15/05 (Alternative Minimum Tax)                                 11/01 at 102           A       5,376,937
        1,715    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 102         Aaa       1,799,172
        4,755    8.750%, 11/15/23 (Alternative Minimum Tax)                                 11/01 at 102           A       4,954,995
          955    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)      11/01 at 100         Aaa         979,324
        2,640    8.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100          A        2,689,025




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.0%

$       4,905   Florida Housing Finance Corporation, Homeowner Mortgage Revenue              1/10 at 100         AAA   $   5,011,537
                  Bonds, 2000 Series 11, 5.850%, 1/01/22 (Alternative Minimum Tax)

       10,050   State Board of Education of Florida, Full Faith and Credit,                  6/10 at 101         AA+      10,467,075
                 Public Education Capital Outlay Refunding Bonds, 1999 Series D,
                 5.750%, 6/01/22

       10,750   Martin County Industrial Development Authority, Florida,                    12/04 at 102        BBB-      11,172,260
                 Industrial Development Revenue Bonds, (Indiantown Cogeneration
                 LP Project), Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 2.9%

        4,920   City of Atlanta (Georgia), Airport General Revenue and                       1/10 at 101         AAA       5,015,005
                 Refunding Bonds, Series 2000A, 5.600%,1/01/30

        5,000   City of Atlanta (Georgia), Water and Wastewater Revenue Bonds,              No Opt. Call         AAA       5,189,500
                 Series 1999A, 5.500%, 11/01/22

        2,000   George L. Smith II World Congress Center Authority, Refunding                7/10 at 101         AAA       2,008,340
                 Revenue Bonds (Domed Stadium Project), Series 2000, 5.500%,
                 7/01/20 (Alternative Minimum Tax)

        1,175   Georgia Housing and Finance Authority, Home Ownership                        6/02 at 102          Aa       1,205,820
                 Opportunity Program Bonds, Series 1992-A2, 6.875%, 12/01/20
                 (Alternative Minimum Tax)

       10,000   Development Authority of Monroe County (Georgia), Pollution                 10/01 at 100          A+      10,054,800
                 Control Revenue Bonds (Georgia Power Company Plant Scherer
                 Project), Second Series 1994, 6.750%, 10/01/24

       15,000   Private Colleges and Universities Authority (Georgia),                      11/09 at 101         Aa1      15,151,350
                 Revenue Bonds (Emory University Project), Series 1999A, 5.500%, 11/01/25
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.2%

        1,530   Idaho Housing and Finance Association, Single Family Mortgage                7/10 at 100         Aa2       1,574,263
                 Bonds, 2000 Series G2, 5.950%, 7/01/25 (Alternative Minimum Tax)

        1,335   Idaho Housing and Finance Association, Single Family Mortgage                1/10 at 100         A1        1,403,699
                 Bonds, 2000 Series D, 6.200%,7/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.7%

        3,000   City of Chicago (Illinois), General Obligation Library Bonds,                1/08 at 102         AAA       3,119,040
                 Series 1997, 5.750%, 1/01/17

                City of Chicago (Illinois), General Obligation Bonds (City
                Colleges of Chicago Capital Improvement Project), Series 1999:
       32,170    0.000%, 1/01/21                                                            No Opt. Call         AAA      10,528,598
       32,670    0.000%, 1/01/22                                                            No Opt. Call         AAA      10,061,380

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       10,000    0.000%, 12/01/19                                                           No Opt. Call         AAA       3,428,000
       21,800    0.000%, 12/01/23                                                           No Opt. Call         AAA       5,820,382

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1999A:
       10,000    0.000%, 12/01/20                                                           No Opt. Call         AAA       3,239,800
       30,160    0.000%, 12/01/22                                                           No Opt. Call         AAA       8,618,220

        9,145   City of Chicago, Chicago-Midway Airport Revenue Bonds,                       1/07 at 101         AAA       9,111,987
                 Series 1996A, 5.500%, 1/01/29

                Forest Preserve District of DuPage County, Illinois, General
                Obligation Limited Tax Bonds, Series 2000:
        8,000    0.000%, 11/01/18                                                           No Opt. Call         AAA       3,074,000
       15,285    0.000%, 11/01/19                                                           No Opt. Call         AAA       5,511,007

        3,500   Illinois Development Finance Authority, Pollution Control                    3/05 at 102         AAA       3,875,900
                 Refunding Revenue Bonds (Commonwealth Edison Company Project),
                 Series 1994D, 6.750%, 3/01/15

                Illinois Development Finance Authority, Multifamily Housing
                Revenue Bonds, Series 1992 (Town and Garden Apartments Project):
        4,155    7.800%, 3/01/06 (Alternative Minimum Tax)                                   3/02 at 102         N/R       4,294,733
        5,960    7.200%, 9/01/08 (Alternative Minimum Tax)                                   3/02 at 102         N/R       6,131,708

       10,000   Illinois Educational Facilities Authority, Adjustable Demand                12/03 at 102         AAA      10,728,400
                 Revenue Bonds, The University of Chicago, Series 1985
                 Remarketed, 5.700%, 12/01/25 (Pre-refunded to 12/01/03)

       12,910   Illinois Health Facilities Authority, Revenue Bonds,                         8/04 at 102         AA+      13,104,037
                 Series 1994A (Northwestern Memorial Hospital), 6.000%, 8/15/24


                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)
   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,620   Illinois Health Facilities Authority (Northwestern Memorial                  8/01 at 100         AA+     $ 4,671,097
                 Hospital), Revenue Bonds, Series 1989B, 7.200%, 8/15/07

        3,835   Illinois Health Facilities Authority, Revenue Refunding Bonds,               8/09 at 101          A-       3,586,339
                 Series 1999 (Silver Cross Hospital and Medical Centers), 5.250%, 8/15/15

        4,750   Illinois Health Facilities Authority, Revenue Refunding Bonds,              11/08 at 102           A       4,398,738
                 Series 1998 (Midwest Physician Group Ltd.), 5.500%, 11/15/19

        3,570   Illinois Health Facilities Authority, Tax-Exempt Revenue Bonds,             12/12 at 102         AAA       3,851,744
                 Series 1999A (GNMA Collateralized - Midwest Care Center IV,
                 Inc.), 6.375%, 12/01/24

        4,580   Illinois Health Facilities Authority, GNMA Collateralized                     8/10 at 102        Aaa       4,774,558
                 Series 2000 (Midwest Care Center IX), 6.250%, 8/20/35

        4,415   Illinois Health Facilities Authority, Revenue Refunding Bonds,               7/01 at 102        Baa3       3,605,112
                 Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23

        3,700   Village of Libertyville, Illinois, Affordable Housing Revenue               11/09 at 100          A2       3,744,807
                  Bonds, Series 1999A (Liberty Towers Project), 7.000%, 11/01/29

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
       16,570    0.000%, 12/15/20                                                           No Opt. Call         AAA       5,415,905
       23,550    0.000%, 12/15/22                                                           No Opt. Call         AAA       6,796,530
       23,575    0.000%, 12/15/23                                                           No Opt. Call         AAA       6,409,571

       10,280   Metropolitan Pier and Exposition Authority (Illinois),                      No Opt. Call         AAA      10,610,399
                 McCormick Place Expansion Project Refunding Bonds, Series 1998A,
                 5.500%, 12/15/23

       10,650   Metropolitan Pier and Exposition Authority (Illinois),                      No Opt. Call         AAA      13,140,716
                 McCormick Place Hospitality Facilities Revenue Bonds,
                 Series 1996A, 7.000%, 7/01/26

       17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call         AAA      19,011,754
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1999, 5.750%, 6/01/23

        6,090   Sherman, Illinois, Mortgage Revenue Bonds (Villa Vianney),                  10/09 at 102         AAA       6,325,500
                 GNMA Series 1999 Refunding, 6.450%, 10/01/29
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 5.5%

        3,750   Fort Wayne International Airport, Air Trade Center Building                  1/08 at 101         Aaa       3,515,663
                 Corporation (Allen County, Indiana), First Mortgage Bonds,
                 Series 1998, 5.000%, 1/15/20 (Alternative Minimum Tax)

        5,000   Fort Wayne South Side School Building Corporation, First                     1/04 at 102         AAA       5,404,700
                 Mortgage Bonds, Series 1994, Allen County, Indiana, 6.125%,
                 1/15/12 (Pre-refunded to 1/15/04)

        5,250   Indiana Bond Bank, State Revolving Fund Program Bonds,                       2/04 at 102         AAA       5,477,063
                 Series 1994A, Guarantee Revenue Bonds, 6.000%, 2/01/16

       14,000   Indiana Health Facility Financing Authority, Hospital                    8/10 at 101 1/2         AAA      13,829,200
                 Revenue Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30

                Indiana Health Facility Financing Authority, Revenue Bonds,
                Series 1997 (Ancilla Systems Incorporated Obligated Group):
       15,380    5.250%, 7/01/17                                                             7/07 at 101         AAA      15,189,134
        4,320    5.250%, 7/01/22                                                             7/07 at 101         AAA       4,316,933
        6,000    5.250%, 7/01/22                                                             7/07 at 101         AAA       5,780,580

        4,980   Indiana Municipal Power Agency, Special Obligation Bonds,                   11/02 at 100         AAA       4,947,032
                 First Crossover Series and Power Supply System Refunding
                 Revenue Bonds, 1998 Series B, 5.300%, 1/01/16
                 (Pre-refunded to 11/26/02)

        8,000   Indiana Transportation Finance Authority, Highway Revenue                   12/10 at 100          AA       7,924,160
                 Bonds, Series 2000, 5.375%, 12/01/25

        5,730   Michigan City School Building Corporation, First Mortgage                   12/04 at 102         AAA       6,254,410
                 Bonds, Series 1994A, LaPorte and Porter Counties, Indiana, 6.125%, 12/15/09
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.3%

        4,025   Iowa Finance Authority, Single Family Mortgage Revenue Bonds,                5/01 at 100         Aaa       4,030,716
                 1988 Issue B (GNMA Mortgage-Backed Securities Program),
                 8.250%, 5/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        5,790   Sedgwick County Unified School District No. 259, Wichita,                    9/10 at 100          AA       4,679,189
                 Kansas, General Obligation Bonds, Series 2000, 3.500%, 9/01/17

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.3%

$      10,000   County of Carroll, Kentucky, Collateralized Pollution Control                 9/02 at 102         A1     $10,582,700
                 Revenue Bonds (Kentucky UtilitiesCompany Project),
                 1992 Series A, 7.450%, 9/15/16

        3,700   Louisville and Jefferson County Metropolitan Sewer District                  5/07 at 101         AAA       3,943,090
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1997A, 6.250%, 5/15/26

        2,605   County of Trimble, Kentucky, Pollution Control Revenue Bonds,                9/02 at 102         AAA       2,734,990
                 1990 Series B (Louisville Gas and Electric Company Project),
                 6.550%, 11/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 4.2%

        4,035   East Baton Rouge Mortgage Finance Authority, Single Family                  10/07 at 102         Aaa       4,104,765
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1997B-1, 5.750%, 10/01/26

       35,700   Louisiana Stadium and Exposition District, Hotel Occupancy Tax               7/06 at 102         AAA      39,232,872
                 Bonds, Series 1996, 5.750%, 7/01/26 (Pre-refunded to 7/01/06)

        5,630   New Orleans Housing Development Corporation, Multifamily                     6/03 at 100         AAA       5,817,986
                 Housing Revenue Refunding Bonds, Series 1990A (Curran Place
                 Apartments/Fannie Mae Collateralized), 7.700%, 8/01/23

        6,500   City of Shreveport, State of Louisiana, Water and Sewer                      6/03 at 103         AAA       6,817,590
                 Revenue Bonds, 1986 Series A, 5.950%, 12/01/14
------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 0.7%

        9,000   Maine State Housing Authority, Mortgage Purchase Bonds,                      2/04 at 102          AA       9,070,560
                 1994 Series A, 5.700%, 11/15/26
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.4%

        2,000   Community Development Administration, Maryland Department of                 9/10 at 100         Aa2       2,012,700
                 Housing and Community Development, Residential Revenue Bonds,
                 Series H, 5.800%, 9/01/32 (Alternative Minimum Tax)

        7,475   Housing Opportunities Commission of Montgomery County                        7/04 at 102         Aa2       7,730,346
                 (Maryland), Multifamily Housing Revenue Bonds, 1994 Series A,
                 6.250%, 7/01/28

        7,090   City of Takoma Park, Maryland, Hospital Facilities Refunding                No Opt. Call         AAA       8,177,464
                 and Improvement Revenue Bonds (Washington Adventist Hospital),
                 Series 1995, 6.500%, 9/01/12
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 1.1%

        2,280   Massachusetts Educational Financing Authority, Education Loan               12/10 at 101         AAA       2,420,790
                 Revenue and Refunding Bonds, Issue G, Series 2000A, 5.700%,
                 12/01/11 (Alternative Minimum Tax)

          350   Massachusetts Municipal Wholesale Electric Company, Power                   No Opt. Call        BBB+         390,456
                 Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18

       10,100   Massachusetts Health and Educational Facilities Authority,                   7/02 at 102         AAA      10,519,251
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        1,420   Massachusetts Health and Educational Facilities Authority,                   7/08 at 101         Aaa       1,238,638
                 Revenue Bonds, Southcoast Health System Obligated Group Issue,
                 Series A, 4.750%, 7/01/27
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.6%

       17,000   School District of the City of Birmingham, County of Oakland,               11/07 at 100         AAA      15,360,520
                 State of Michigan, School Building and Site Bonds,
                 Series 1998, 4.750%, 11/01/24

        9,500   City of Detroit, Michigan, Water Supply System Revenue                       7/07 at 101         AAA       9,030,225
                 (Senior Lien) Bonds, Series 1997-A, 5.000%, 7/01/21

        4,105   Grand Rapids Housing Corporation, Multifamily Revenue                        1/04 at 104         AAA       4,251,507
                 Refunding Bonds, Series 1992 (FHA-Insured Mortgage Loan -
                 Section 8 Assisted Elderly Project), 7.375%, 7/15/41

        4,030   City of Hancock Hospital Finance Authority, FHA-Insured                      8/08 at 100         AAA       3,928,766
                 Mortgage Hospital Revenue Bonds (Portage Health System, Inc.),
                 Series 1998, 5.450%, 8/01/47

       15,000   Michigan Public Power Agency, Belle River Project Refunding                  1/03 at 102         AAA      14,974,050
                  Revenue Bonds, 1993 Series A, 5.250%, 1/01/18

        3,000   Michigan Strategic Fund, Limited Obligation Refunding                        9/09 at 102         AAA       3,003,270
                 Revenue Bonds (The Detroit EdisonCompany - Pollution Control
                 Bonds Project), Collateralized Series 1999A, 5.550%, 9/01/29
                 (Alternative Minimum Tax)

       10,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne               12/08 at 102         AAA      10,028,500
                 County Airport, Airport Revenue Bonds, Series 1998A, 5.375%,
                 12/01/16 (Alternative Minimum Tax)

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.4%

$       5,920   The Dakota County Housing and Redevelopment Authority, Single                4/04 at 102         AAA   $   6,149,282
                 Family Mortgage Revenue Bonds (Fannie Mae Mortgage-Backed
                 Securities Program), Series 1994A, 6.900%, 10/01/27
                 (Alternative Minimum Tax)

       23,250   The Housing and Redevelopment Authority of the City of St. Paul,            11/15 at 103         AAA      27,830,715
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center
                 Project), Series 1996, 7.100%, 11/01/23

                The Housing and Redevelopment Authority of the City of St. Paul,
                Minnesota, Single Family Mortgage Revenue Refunding Bonds
                (Middle Income Program - Phase II FNMA Mortgage-Backed
                Securities Program), Series 1995:
        1,330    6.400%, 3/01/21                                                             3/05 at 102         Aaa       1,393,534
        9,655    6.800%, 3/01/28                                                       3/05 at 102 19/32         Aaa      10,271,472
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        9,750   Mississippi Business Finance Corporation, Pollution Control                 10/03 at 102        BBB-       8,861,385
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22

          685   Mississippi Home Corporation, Single Family Mortgage Revenue                 4/05 at 102         Aaa         701,783
                 Bonds, Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        4,155   Missouri Housing Development Commission, Single Family                       5/01 at 100         AAA       4,160,900
                 Mortgage Revenue Bonds (GNMA Mortgage-Backed Securities
                 Program), 1988 Series A, 8.300%, 5/01/19 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 0.7%

        4,985   Montana Board of Housing, Single Family Mortgage Bonds,                     12/09 at 100         AA+       5,219,943
                 2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        4,795   Montana Higher Education Student Assistance Corporation,                    12/08 at 101          A2       4,623,051
                 Student Loan Revenue Bonds, Subordinate Series 1998B, 5.500%,
                 12/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3%

        3,905   Nebraska Investment Finance Authority, Single Family Housing                 9/10 at 100         AAA       3,979,429
                 Revenue Bonds, 2000 Series E, 5.850%, 9/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.9%

       10,505   State of Nevada, Limited Tax General Obligation Bonds (Nevada                5/06 at 101       AA***      11,549,092
                 Municipal Bond Bank Project No. 52), Series 1996A,
                 6.000%, 5/15/21 (Pre-refunded to 5/15/06)
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

                New Hampshire Housing Finance Authority, Multifamily Housing
                Revenue Bonds, 1994 Issue Remarketing (Countryside Limited
                Partnership - Countryside Project):
        3,725    6.000%, 7/01/18 (Alternative Minimum Tax)                                   7/10 at 101         Aaa       3,791,380
        6,945    6.100%, 7/01/24 (Alternative Minimum Tax)                                   7/10 at 101         Aaa       7,097,790
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.8%

        4,615   Higher Education Student Assistance Authority of the State of                6/10 at 101         AAA       4,950,418
                 New Jersey, Student Loan Revenue Bonds, 2000 Series A,
                 6.000%, 6/01/13 (Alternative Minimum Tax)

        3,000   New Jersey Economic Development Authority, Transportation                    5/09 at 100         AAA       3,034,170
                 Project Sublease Revenue Bonds (New Jersey Transit
                 Corporation - Light Rail Transit System Projects),
                 1999 Series A Bonds, 5.250%, 5/01/17

        8,750   New Jersey Transportation Trust Fund Authority, Transportation               6/07 at 102         AA        8,879,500
                 System Bonds, 1996 Series B, 5.250%, 6/15/16

                Township of West Deptford, County of Gloucester, New Jersey,
                General Obligation Bonds, Series of 2000:
        3,150    5.500%, 9/01/21                                                             9/10 at 100         Aaa       3,237,255
        3,335    5.500%, 9/01/22                                                             9/10 at 100         Aaa       3,424,145
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 12.0%

       11,900   Long Island Power Authority, New York, Electric System                      No Opt. Call         AAA       3,389,120
                 General Revenue Bonds, Series 2000A, 0.000%, 6/01/24

            5   The City of New York, New York, General Obligation Bonds,                    8/01 at 100           A           5,064
                 Fiscal 1987 Series D, 8.500%, 8/01/08


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1992 Series C:
$       7,910    6.625%, 8/01/14 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA     $ 8,348,847
           90    6.625%, 8/01/14                                                         8/02 at 101 1/2         AAA          94,272

       12,500   The City of New York, New York, General Obligation Bonds,                   No Opt. Call           A      13,934,000
                 Fiscal 1997 Series A, 7.000%, 8/01/05

       16,295   The City of New York, New York, General Obligation Bonds,                2/06 at 101 1/2           A      17,000,899
                 Fiscal 1996 Series F, 5.750%, 2/01/15

       20,650   New York City Municipal Water Finance Authority, Water                       6/06 at 101         AAA      21,286,846
                 and Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

        4,875   New York City Municipal Water Finance Authority, Water                       6/06 at 101         AAA       4,926,383
                 and Sewer System Revenue Bonds, Fiscal 1997 Series A, 5.500%, 6/15/24

        1,915   New York City Municipal Water Finance Authority, Water                       6/07 at 101         AAA       1,836,657
                 and Sewer System Revenue Bonds, Fiscal 1998 Series B, 5.125%, 6/15/30

       10,000   New York City Municipal Water Finance Authority, Water                       6/09 at 101          AA      10,383,900
                 and Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.750%, 6/15/30

        7,810   New York City Transitional Finance Authority, Future Tax                     8/09 at 101         AA+       8,176,289
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

        2,250   Dormitory Authority of the State of New York, Lease                          7/09 at 101         AAA       2,280,420
                 Revenue Bonds (State University Dormitory Facilities Issue),
                 Series 1999C, 5.500%, 7/01/29

        4,000   Dormitory Authority of the State of New York, State                          5/01 at 100         AA-       4,002,920
                 University Educational Facilities Revenue Bonds, Series 1990B,
                 6.000%, 5/15/17

        1,500   Dormitory Authority of the State of New York, Revenue Bonds                  8/07 at 101         AAA       1,489,500
                 (St. Barnabas Hospital), Series 1997, 5.450%, 8/01/35

        2,070   Dormitory Authority of the State of New York, Insured                        7/08 at 101         AAA       2,121,502
                 Revenue Bonds (853 Schools Program - 1998 Issue 1),
                 Gateway-Longview, Inc. Insured Revenue Bonds, Series 1998A,
                 5.500%, 7/01/18

        4,300   Dormitory Authority of the State of New York, Mental                         8/08 at 101         AAA       3,683,294
                 Health Services Facilities Improvement Revenue Bonds,
                 Series 1998F, 4.500%, 8/15/28

        4,625   Dormitory Authority of the State of New York, Mental Health                  2/09 at 101         AAA       4,316,189
                 Services Facilities Improvement Revenue Bonds,
                 Series 1999C, 4.750%, 8/15/19

       17,000   Dormitory Authority of the State of New York, City University                7/09 at 101         AAA      17,229,840
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        3,000   Dormitory Authority of the State of New York, City University                1/08 at 102         AAA       3,003,870
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.375%, 7/01/24

        2,000   Dormitory Authority of the State of New York, Mental Health                  2/06 at 102         AAA       1,999,820
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.375%, 2/15/26

                Dormitory Authority of the State of New York, Marymount
                Manhattan College Insured Revenue Bonds, Series 1999:
        1,580    6.375%, 7/01/13                                                             7/09 at 101          AA       1,759,978
        9,235    6.125%, 7/01/21                                                             7/09 at 101          AA       9,822,715

        3,000   New York State Energy Research and Development Authority,                    9/08 at 102         AAA       3,141,210
                 Pollution Control Revenue Bonds (Rochester Gas and Electric
                 Corporation Project), Series 1998A, 5.950%, 9/01/33
                 (Alternative Minimum Tax)

       14,750   New York State Medical Care Facilities Finance Agency,                       2/04 at 102         AAA      15,010,190
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1993 Series F Refunding, 5.375%, 2/15/14
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.4%

        5,000   North Carolina Municipal Power Agency Number 1, Catawba                      1/08 at 102         AAA       4,791,750
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6%

        7,500   North Dakota Housing Finance Agency, Housing Finance Program                 7/10 at 100         Aa3       7,895,775
                 Bonds (Home Mortgage Finance Program), 2000 Series A
                 Refunding, 6.500%, 1/01/31 (Alternative Minimum Tax)

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.1%

$       8,500   City of Cleveland, Ohio, Airport System Revenue Bonds,                       1/10 at 101         AAA   $   7,979,035
                 Series 2000A, 5.000%, 1/01/31

       19,500   Ohio Housing Finance Agency, Residential Mortgage Revenue                    7/09 at 100         Aaa      19,726,200
                 Bonds (Fixed Rate), 1999 Series C (Mortgage-Backed Securities
                 Program), 5.750%, 9/01/30 (Alternative Minimum Tax)

                Ohio Water Development Authority, State of Ohio, Solid Waste
                Disposal Revenue Bonds (Bay Shore Power Project), Convertible
                Series 1998B:
       15,500    5.875%, 9/01/20 (Alternative Minimum Tax)                                   9/08 at 102         N/R      13,031,780
        2,500    6.625%, 9/01/20 (Alternative Minimum Tax)                                   9/09 at 102         N/R       2,278,250
       12,000    6.625%, 9/01/20                                                             9/09 at 102         N/R      10,992,600
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.3%

        3,400   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                    No Opt. Call        Baa1       3,425,704
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.9%

        2,750   State of Oregon, Housing and Community Services Department, Mortgage         1/10 at 100         Aa2       2,875,015
                 Revenue Bonds (Single Family Mortgage Program), Series 2000F,
                 6.250%, 7/01/28 (Alternative Minimum Tax)

        9,150   Port St. Helen's Pollution Control (Portland General Electric),             No Opt. Call          A3       9,253,761
                 1985-B Variable Rate Demand Bonds, 4.800%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.9%

                Bethlehem Authority, Northampton and Lehigh Counties,
                Pennsylvania, Guaranteed Water Revenue Bonds, Series of 1998:
        3,125    0.000%, 5/15/22                                                            No Opt. Call         AAA         949,156
        3,125    0.000%, 5/15/23                                                            No Opt. Call         AAA         895,000
        3,135    0.000%, 5/15/24                                                            No Opt. Call         AAA         846,826
        3,155    0.000%, 5/15/26                                                            No Opt. Call         AAA         757,011
        4,145    0.000%, 11/15/26                                                           No Opt. Call         AAA         966,614
        2,800    0.000%, 5/15/28                                                            No Opt. Call         AAA         598,332
        3,000    0.000%, 11/15/28                                                           No Opt. Call         AAA         622,710

        4,985   Carbon County Industrial Development Authority, Pennsylvania,               No Opt. Call        BBB-       5,091,480
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        3,000   Cumberland County Municipal Authority, Pennsylvania, Carlisle               11/04 at 102        BBB-       2,927,460
                 Hospital and Health Services First Mortgage Revenue and
                 Refunding Bonds, Series 1994, 6.800%, 11/15/14

       11,000   Delaware County Authority (Pennsylvania), Health System                     11/08 at 102         AAA      10,132,210
                 Revenue Bonds, Catholic Health East Issue, Series 1998A,
                 4.875%, 11/15/18

                Pennsylvania Economic Development Finance Authority, Resource
                Recovery Revenue Bonds, Senior Series 1994A (Northampton
                Generating Project):
        2,600    6.400%, 1/01/09 (Alternative Minimum Tax)                                   1/04 at 102        BBB-       2,582,658
        4,500    6.500%, 1/01/13 (Alternative Minimum Tax)                                   1/04 at 102        BBB-       4,466,835

        1,000   Pennsylvania Economic Development Financing Authority,                       1/04 at 102         N/R         992,570
                 Resource Recovery Revenue Subordinate Bonds, Series 1994C
                 (Northampton Generating Project), 6.875%, 1/01/11
                 (Alternative Minimum Tax)

        6,250   Pennsylvania Economic Development Financing Authority,                      No Opt. Call         N/R       6,343,000
                 Resource Recovery Revenue Bonds (Northampton Generating
                 Project), Senior Lien Series 1994B, 6.750%, 1/01/07
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.1%

        1,250   Puerto Rico Highway and Transportation Authority,                            7/10 at 101         AAA       1,337,813
                 Transportation Revenue Bonds, Series B, 5.875%, 7/01/21
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.5%

        2,000   Greenville Hospital System, Board of Trustees, Hospital                      5/06 at 102         AAA       1,942,840
                 Revenue Bonds (South Carolina), Series 1996B, 5.250%, 5/01/23

        6,925   State of South Carolina, General Obligation State Capital                   10/09 at 101         AAA       6,269,480
                 Improvement Bonds, Series 1999A, 4.000%, 10/01/14

       25,000   Tobacco Settlement Revenue Management Authority, Tobacco                     5/11 at 101          A1      24,778,000
                 Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.7%

                The Health and Educational Facilities Board of the City of
                Johnson City, Tennessee, Hospital Revenue Refunding and
                Improvement Bonds, Series 1998C (Johnson City Medical Center
                Hospital):
$       2,260    5.125%, 7/01/25 (Pre-refunded to 7/01/23)                                   7/23 at 100         AAA   $   2,201,421
        1,740    5.125%, 7/01/25                                                             1/09 at 101         AAA       1,688,270

        1,700   Memphis-Shelby County Airport Authority (Tennessee), Airport                 3/10 at 101         AAA       1,778,880
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative Minimum Tax)

        6,930   The Health, Educational and Housing Facility Board of the                    1/03 at 103         AAA       7,142,335
                 City of Memphis, Tennessee, Multifamily Mortgage Revenue
                 Refunding Bonds (Riverdale Plaza Apartments Project), Series 1993, 6.350%, 7/20/28

        6,000   The Health and Educational Facilities Board of the                          12/17 at 100         AAA       6,563,460
                 Metropolitan Government of Nashville and Davidson County
                 (Tennessee), Revenue Refunding and Improvement Bonds
                 (Meharry Medical College Project), Series 1996, 6.000%, 12/01/19

       15,000   Tennessee Housing Development Agency, Homeownership Program                  7/10 at 101          AA      15,854,850
                 Bonds, Issue 2000-1, 6.375%, 7/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.3%

       11,800   City of Austin, Texas, Combined Utility Systems Revenue                     11/02 at 100         AAA      11,904,194
                 Refunding Bonds, Series 1992, 5.750%, 11/15/16

        4,000   Bell County Health Facilities Development Corporation,                       2/10 at 101         AAA       4,241,360
                 Texas, Hospital Revenue Bonds (Scott and White Memorial
                 Hospital - Scott, Sherwood and Brindley Foundation Project),
                 Series 2000A, 6.125%, 8/15/23

       18,690   Dallas-Fort Worth International Airport Facilities                          No Opt. Call        BBB-      19,132,392
                 Improvement Corporation, Texas, Revenue Refunding Bonds,
                 Series 2000B, American Airlines, 6.050%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/05)

        2,625   Fort Worth Housing Finance Corporation, Home Mortgage                       10/01 at 103          Aa       2,716,770
                  Revenue Refunding Bonds, Series 1991A, 8.500%, 10/01/11

        1,500   Harris County Health Facilities Development Corporation,                     7/09 at 101         AAA       1,429,275
                 Texas, Revenue Bonds, Christus Health, Series 1999A, 5.375%, 7/01/24

          440   Hidalgo County Housing Finance Corporation, Texas, Single                    4/04 at 102         Aaa         451,968
                 Family Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 6.750%, 10/01/15 (Alternative Minimum Tax)

        3,885   Houston Independent School District Public Facility                         No Opt. Call        AAA        1,380,496
                 Corporation (Harris County, Texas), Lease Revenue Bonds
                 (Cesar E. Chavez High School), Series 1998A, 0.000%, 9/15/19

                City of Houston Water and Sewer System, Texas, Junior Lien
                Revenue Refunding Bonds, Series 1998A and 1998B:
       28,500    0.000%, 12/01/24                                                           No Opt. Call         AAA       7,281,465
       48,815    0.000%, 12/01/27                                                           No Opt. Call         AAA      10,417,121

        1,690   City of Laredo, Texas (Webb County), Combination Tax and                     2/08 at 100         AAA       1,508,714
                 Sewer System Revenue Certificates of Obligation,
                 Series 1998A, 4.500%, 2/15/18

                Leander Independent School District (Williamson and Travis
                Counties, Texas), Unlimited Tax School Building and Refunding
                Bonds, Series 1998:
        4,930    0.000%, 8/15/20                                                        8/06 at 46 15/32         AAA       1,565,374
        3,705    0.000%, 8/15/22                                                         8/06 at 41 5/16         AAA       1,036,326

        1,805   The Lubbock Housing Finance Corporation (Texas), Single                      6/07 at 102         AAA       1,851,695
                 Family Mortgage Revenue Refunding Bonds (GNMA Mortgage-Backed
                 Securities Program), Series 1997A, 6.125%, 12/01/17

        6,050   City of San Antonio, Texas, Electric and Gas Systems                         2/09 at 100         Aa1       5,244,019
                 Revenue Refunding Bonds, New Series 1998A, 4.500%, 2/01/21
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.8%

       13,000   Utah County, Utah, Hospital Revenue Bonds, Series 1997                       8/07 at 101         AAA      12,596,740
                 (IHC Health Services, Inc.), 5.250%, 8/15/21

        1,100   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   1/10 at 100          AA       1,148,631
                 2000 Issue B (Federally Insured or Guaranteed Mortgage
                 Loans), 6.250%, 7/01/22 (Alternative Minimum Tax)

        3,350   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100         AA-       3,518,405
                  2000 Series D1, 6.050%, 7/01/14 (Alternative Minimum Tax)

        3,600   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100         AA-       3,735,828
                 2000 Series E-1, Class III, 6.000%, 1/01/15
                 (Alternative Minimum Tax)

                            Nuveen Performance Plus Municipal Fund, Inc. (NPP) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)



   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH (continued)

$       1,400   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100          AA   $   1,451,758
                 2000 Series E-1, Class II, 6.150%, 1/01/27 (Alternative
                 Minimum Tax)

        1,300   Utah Housing Finance Agency, Single Family Mortgage Bonds,                    7/11 at 100         AA       1,281,371
                 2001 Series A2, 5.650%, 7/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.7%

        9,500   Vermont Housing Finance Agency, Single Family Housing                       11/04 at 102          A+       9,899,095
                 Bonds, Series 5, 7.000%, 11/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.2%

       16,000   Metropolitan Washington Airports Authority, Airport System                  10/04 at 100         AAA      16,011,520
                 Revenue Bonds, Series 1994A, 5.500%, 10/01/24
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.6%

       12,235   Public Utility District No. 1 of Chelan County, Washington,                 No Opt. Call         AAA       2,852,101
                 Columbia River-Rock IslandHydro-Electric System Revenue
                 Refunding Bonds, Series 1997A, 0.000%, 6/01/26

        1,815   Grant County Public Utility District 2, Wanapum Hydro-Electric               1/06 at 102         AAA       1,830,899
                 Revenue Bonds, Series 1997A (Master Lease Program), 5.625%, 1/01/26

        5,000   Washington State Housing Finance Commission, Nonprofit                       7/09 at 101          AA       5,079,400
                 Housing Revenue Bonds (The Kline Galland Center Project),
                 Series 1999, 6.000%, 7/01/29

        4,500   Washington Healthcare Facilities Authority, Revenue Bonds,                  12/09 at 101         AAA       4,468,410
                 Series 1999 (Providence Services), 5.375%, 12/01/19

       16,000   Washington Public Power Supply System, Nuclear Project                       7/03 at 102         AAA      16,280,160
                 No. 1 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

          520   Washington Public Power Supply System, Nuclear Project                      No Opt. Call         Aaa         529,464
                 No. 2 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

        4,000   Washington Public Power Supply System, Nuclear Project                       7/03 at 102         Aa1       4,045,880
                 No. 3 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.2%

        1,895   West Virginia Housing Development Fund, Housing Finance                      5/02 at 102         AAA       1,955,146
                  Bonds, 1992 Series C, 7.200%, 11/01/18 (Alternative Minimum Tax)

          660   West Virginia Housing Development Fund, Housing Finance                      5/02 at 102         AAA         688,610
                 Bonds, 1992 Series B, 7.200%, 11/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.0%

        8,900   Wisconsin Health and Educational Facilities Authority,                       8/03 at 102         AAA       8,576,660
                 Revenue Bonds, Series 1993 (Aurora Health Care Obligated
                 Group), 5.250%, 8/15/23

       11,400   Wisconsin Health and Educational Facilities Authority,                       2/10 at 101          AA      11,859,990
                 Revenue Bonds, Series 1999 (Marshfield Clinic), 6.250%, 2/15/29

        7,490   Wisconsin Health and Educational Facilities Authority,                       7/08 at 103         N/R       6,771,330
                 Revenue Bonds, Series 1998 (The Millennium Housing
                 Foundation Inc. Project), 6.100%, 1/01/28
------------------------------------------------------------------------------------------------------------------------------------
$   1,546,170   Total Investments (cost $1,262,852,054) - 98.3%                                                        1,305,329,914
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.7%                                                                      22,056,938
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,327,386,852
                ====================================================================================================================


                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Municipal Advantage Fund, Inc. (NMA)
                            Portfolio of
                                       Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 2.0%

$      15,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                 2/09 at 101         AAA   $  14,650,350
                 Warrants, Series 1999-A, 5.375%, 2/01/36

        5,075   The Health Care Authority of Lauderdale County and the                       7/09 at 101         AAA       4,919,248
                 City of Florence, Alabama, Series 1999-A (Coffee Health Group),
                 5.250%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%
        3,700   Alaska Housing Finance Corporation, General Housing Purpose                 12/02 at 102      Aa2***       3,833,940
                  Bonds, 1992 Series A, 6.600%, 12/01/23 (Pre-refunded to 12/01/02)
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.5%

        5,000   Maricopa County Pollution Control Corporation, Arizona,                      5/06 at 101        BBB-       4,703,650
                 Public Service Company of New Mexico,Pollution Control Revenue
                 Refunding Bonds (Remarketing), Series 1992A, 5.750%, 11/01/22
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.7%

        7,500   California Statewide Communities Development Authority,                      4/09 at 101         BBB       6,676,875
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/30

        7,535   County of Contra Costa, California, 1989 Home Mortgage                      No Opt. Call         AAA       9,492,593
                 Revenue Bonds (GNMA Mortgage-Backed Securities Program),
                 7.750%, 5/01/22 (Alternative Minimum Tax)

        1,750   City of Hope National Medical Center, City of Duarte,                        4/09 at 101         BBB       1,534,330
                 California, Certificates of Participation, Series 1999A,
                 5.250%, 4/01/31

       14,490   Palm Desert Financing Authority, Tax Allocation Revenue                      8/02 at 102         AAA      14,937,886
                 Bonds (Project Area No. 2), 1992 Series A, 6.125%, 8/01/22

        5,000   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call         AAA       6,154,150
                 California, Residential Mortgage Revenue Refunding Bonds,
                 Series 1991-B, 7.375%, 2/01/12

        5,000   Community Redevelopment Agency of the City of Palmdale,                     No Opt. Call         AAA       6,468,150
                 California, Single Family Mortgage Revenue Bonds,
                 Series 1986A Restructured, 8.000%, 3/01/16
                 (Alternative Minimum Tax)

        9,315   City of Perris, California, Single Family Mortgage Revenue                  No Opt. Call         AAA      11,849,612
                 Bonds (GNMA Mortgage-Backed Securities), 1989 Series A,
                 7.600%, 1/01/23 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.8%

        9,000   Colorado Health Facilities Authority, Revenue Bonds,                         7/06 at 102           A       8,459,010
                 1994 Series A, Kaiser Permanente Remarketed, 5.350%, 11/01/16
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.5%

        5,000   Connecticut Housing Finance Authority, Housing Mortgage                     11/09 at 100          AA       5,063,750
                 Finance Program Bonds, 2000 Series B-2, 5.750%, 11/15/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 1.3%

        6,585   District of Columbia Housing Finance Agency, Collateralized                 12/04 at 103         AAA       6,731,648
                 Single Family Mortgage Revenue Bonds, Series 1988F-1, 6.375%,
                 6/01/26 (Alternative Minimum Tax)

        6,260   District of Columbia Housing Finance Agency, Single Family                   6/07 at 102         AAA       6,376,373
                 Revenue Bonds, Series 1997-B, 5.900%, 12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.4%

        2,770   Florida Housing Finance Corporation, Housing Revenue Bonds,                 12/10 at 100         AAA       2,830,968
                 2000 Series O-1, Stratford Point Apartments, 5.850%,
                 12/01/31 (Alternative Minimum Tax)

       10,990   City of Tampa, Florida, Allegany Health System Revenue Bonds,               12/03 at 102         AAA      10,787,564
                 St. Mary's Hospital, Inc. Issue, Series 1993, 5.125%, 12/01/23
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.1%

       10,235   Georgia Housing and Finance Authority, Single Family Mortgage                3/10 at 100         AAA      10,800,381
                 Bonds, 2000 Series A2, 6.450%, 12/01/30 (Alternative Minimum Tax)

                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.6%

$       3,735   Housing Finance and Development Corporation (State of Hawaii),               7/07 at 102         Aaa   $   3,768,578
                 Single Family Mortgage Purchase Revenue Bonds, 1997 Series A,
                 5.750%, 7/01/30 (Alternative Minimum Tax)

        2,215   Housing and Community Development Corporation of Hawaii,                     7/10 at 102         AAA       2,242,643
                  Multifamily Housing Revenue Bonds, Series 2000
                 (GNMA Collateralized - Sunset Villas), 5.700%, 7/20/31
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.4%

        5,865   City of Chicago (Illinois), General Obligation Bonds                         7/10 at 101         AAA       6,808,092
                 (Neighborhoods Alive 21 Program), Series 2000A, 6.500%,
                 1/01/35 (Pre-refunded to 7/01/10)

        4,000   Chicago School Reform Board of Trustees of the Board of                     12/07 at 102         AAA       4,124,040
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997, 5.750%, 12/01/20

       12,500   Chicago School Reform Board of Trustees of the Board of                     12/07 at 102         AAA      11,998,125
                 Education of the City of Chicago, Illinois, Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1997A, 5.250%, 12/01/27

        5,000   City of Chicago, Illinois, Chicago-O'Hare International                     No Opt. Call        Baa2       4,994,200
                 Airport, Special Facility Revenue Bonds (United Air Lines,
                 Inc. Project), Series 2001A, 6.375%, 11/01/35
                 (Alternative Minimum Tax) (Mandatory put 5/01/13)

        5,000   City of Chicago (Illinois), Second Lien Wastewater                           1/08 at 102         AAA       4,832,600
                 Transmission Revenue Bonds, Series 1997, 5.250%, 1/01/28

       10,115   Illinois Health Facilities Authority, Revenue Refunding Bonds,              11/06 at 102         AAA      10,670,415
                 Series 1996A (Rush-Presbyterian-St.Luke's Medical Center
                 Obligated Group), 6.250%, 11/15/20

        6,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,               2/07 at 102          A-       5,512,500
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.750%, 2/15/22

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Bonds, Series 1999A:
       12,455    5.500%, 12/15/24                                                           12/09 at 101         AAA      12,508,806
       10,000    5.250%, 12/15/28                                                           12/09 at 101         AAA       9,680,800

        2,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                No Opt. Call         AAA       3,055,400
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1990A, 7.200%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.1%

        7,425   Fort Wayne International Airport Building Corporation, Airport               1/04 at 101          Aa       7,543,503
                 Improvement Bonds, Series 1994, Fort Wayne, Indiana, 5.900%,
                 1/01/14 (Alternative Minimum Tax)

        5,205   Indiana Health Facility Financing Authority, Hospital                    8/10 at 101 1/2         AAA       5,141,499
                 Revenue Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30

        9,000   Indiana Health Facility Financing Authority, Hospital                        5/06 at 102         AAA       9,090,630
                 Revenue Refunding and Improvement Bonds, Series 1995
                 (Community Hospitals Projects), 5.700%, 5/15/22

        6,075   LaGrange County Jail Building Corporation, First Mortgage                    10/09 at 101         A3       5,975,127
                 Jail Bonds, Series 1998 (LaGrange County, Indiana),
                 5.400%, 10/01/21

        3,215   Mooresville Consolidated School Building Corporation, First                  1/04 at 102        A***       3,494,319
                 Mortgage Bonds, Series 1994B, Morgan County, Indiana,
                 6.400%, 7/15/15 (Pre-refunded to 1/15/04)
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 0.7%

        3,650   Iowa Finance Authority, Single Family Mortgage Bonds,                        1/05 at 102         AAA       3,739,863
                 1995 Series C, 6.450%, 1/01/24

        3,500   City of Marshalltown, Iowa, Pollution Control Revenue                       11/03 at 102         AAA       3,470,985
                 Refunding Bonds (Iowa Electric Light and Power Company
                 Project), Series 1993, 5.500%, 11/01/23
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2%

        2,420   Sedgwick County, Kansas and Shawnee County, Kansas, Single                  No Opt. Call         Aaa       2,461,237
                 Family Mortgage Revenue Bonds (Mortgaged-Backed Securities
                 Program), 1997 Series A-1, 5.100%, 12/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.8%

        5,500   Louisville and Jefferson County Metropolitan Sewer District                  5/07 at 101         AAA       5,410,130
                 (Commonwealth of Kentucky), Sewer and Drainage System Revenue
                 Bonds, Series 1997A, 5.250%, 5/15/27

       12,750   Louisville and Jefferson County Metropolitan Sewer District                 11/07 at 101         AAA      12,450,503
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.9%

$      13,500   Parish of De Soto, State of Louisiana, Pollution Control                     9/09 at 102         AAA   $  14,061,465
                 Revenue Refunding Bonds (Cleco Utility Group Inc. Project),
                 Series 1999, 5.875%, 9/01/29

        2,525   Parish of Jefferson Home Mortgage Authority, Louisiana,                     No Opt. Call         AAA       2,581,005
                 Tax-Exempt Agency Mortgage-Backed Securities, Series 1995A,
                 5.900%, 12/01/16 (Alternative Minimum Tax)

       10,000   Louisiana Public Facilities Authority, Extended Care                        No Opt. Call         BBB      12,575,300
                 Facilities Revenue Bonds (Comm-Care Corporation Project),
                 Series 1994, 11.000%, 2/01/14
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.3%

        7,000   Massachusetts Health and Educational Facilities Authority,                   1/09 at 101         AAA       6,403,950
                 Revenue Bonds, UMass Memorial Health Issue A, 5.000%, 7/01/28

       10,300   Massachusetts Industrial Finance Agency, Resource Recovery                   7/01 at 103         N/R      10,653,908
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       10,430   Massachusetts Housing Finance Agency, Single Family Housing                 12/09 at 100         AAA      10,931,787
                 Revenue Bonds, Series 77, 5.950%, 6/01/25 (Alternative Minimum Tax)

        5,300   Massachusetts Housing Finance Agency, Single Family Housing                 12/09 at 100         AAA       5,421,158
                  Revenue Bonds, Series 79, 5.950%, 12/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 0.4%

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds (The Detroit Medical Center Obligated Group), Series
                1998A:
        1,000    5.250%, 8/15/23                                                             8/08 at 101        BBB-         767,750
        4,000    5.250%, 8/15/28                                                             8/08 at 101        BBB-       2,982,480
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.9%

        3,120   Minneapolis Community Development Agency, Limited Tax                        6/01 at 100          A-       3,130,702
                 Supported Development Revenue Bonds, Common Bond Fund,
                 Series 1988-1, 8.750%, 12/01/17 (Alternative Minimum Tax)

        2,340   Minneapolis Community Development Agency, Limited Tax                        6/01 at 101          A-       2,368,454
                 Supported Development Revenue Bonds, Common Bond Fund,
                 Series 1989-1, 8.250%, 6/01/19 (Alternative Minimum Tax)

        9,155   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,              7/09 at 100         AA+       9,499,777
                 2000 Series C, 5.550%, 7/01/24 (Alternative Minimum Tax)

        4,000   Minnesota Housing Finance Agency, Single Family Mortgage                     1/10 at 100         AA+       4,125,640
                 Revenue Bonds, 2000 Series J, 5.400%, 1/01/23
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.4%

        5,065   Coahoma-Clarksdale Housing Development Corporation,                          8/03 at 100         AAA       5,236,045
                  1990 Multifamily Mortgage Revenue Refunding Bonds (Gooden
                 Estates and McLaurin Arms Project), Series B, 8.000%, 8/01/24

        1,540   Greenwood-Leflore Housing Development Corporation,                           8/01 at 100         AA-       1,547,423
                  1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Ivory Apartment Project), Series D, 7.950%, 2/01/22

        2,545   Greenwood-Leflore Housing Development Corporation,                           8/01 at 100         AA-       2,555,638
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Bishop Apartment Project), Series B, 7.950%, 8/01/22

        2,590   Greenwood-Leflore Housing Development Corporation,                           6/02 at 100         AA-       2,638,045
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (Jones Apartment Projects), Series C, 7.950%, 8/01/22

        1,625   Greenwood-Leflore Housing Development Corporation,                           3/02 at 100         AA-       1,648,270
                 1990 Multifamily Mortgage Revenue Refunding Bonds
                 (McNeace Apartment Projects), Series A, 7.950%, 8/01/22
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.3%

        2,500   Missouri Housing Development Commission, Single Family                       9/09 at 102         AAA       2,837,225
                 Mortgage Revenue Bonds (Homeownership Loan Program),
                 2000 Series A-1, 7.500%, 3/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 2.4%

       15,540   Montana Board of Housing, Single Family Program Bonds,                      12/05 at 102         AA+      16,136,270
                 1995 Series B (Federally Insured or Guaranteed Mortgage Loan),
                 6.400%, 12/01/27 (Alternative Minimum Tax)

        7,225   Montana Board of Housing, Single Family Program Bonds,                   6/07 at 101 1/2         AA+       7,425,638
                 1997 Series A, 6.050%, 12/01/37


                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 3.2%

$       7,310   Clark County, Nevada, General Obligation Limited Tax Bond                    7/10 at 101          AA   $   7,417,165
                 Bank Bonds, Series 2000 (Additionally Secured by Pledged
                 Revenues), 5.500%, 7/01/19

        7,500   Clark County, Nevada, Airport System Subordinate Lien Revenue                 7/10 at 101        AAA       7,977,750
                 Bonds, Series 1999A, 6.000%, 7/01/29

        7,000   Director of the State of Nevada, Department of Business and                  1/10 at 100         AAA       6,746,040
                 Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40

        5,000   Las Vegas Convention and Visitors Authority, Nevada,                         7/09 at 101         AAA       5,312,100
                 Revenue Bonds, Series 1999, 5.500%, 7/01/10

        4,360   Nevada Housing Division, Single Family Mortgage Bonds,                       4/07 at 102         Aaa       4,370,769
                 1997 Series C-2 Senior Bonds, 5.750%, 4/01/29
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.8%

        2,880   Business Finance Authority of the State of New Hampshire,                   12/04 at 102         AAA       3,029,328
                 Water Facility Revenue Bonds (Pennichuck Water Works,
                 Inc. - 1994 Issue), Series A, 6.350%, 12/01/19

        1,670   Business Finance Authority of the State of New Hampshire,                   12/04 at 102         AAA       1,762,986
                 Water Facility Revenue Bonds (Pennichuck Water Works, Inc.),
                 Series B, 6.450%, 12/01/16 (Alternative Minimum Tax)

        2,955   New Hampshire Housing Finance Authority, Single Family                       7/01 at 100         Aa3       2,965,224
                 Residential Mortgage Bonds, 1989 Series A, 7.900%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.7%

        7,500   City of Farmington, New Mexico, Pollution Control Revenue                    4/06 at 101        Baa3       7,021,500
                 Refunding Bonds, Series 1997B (Public Service Company of
                 New Mexico - San Juan Project), 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.2%

                County of Nassau, New York, General Obligations, Serial
                General Improvement Bonds, Series F:
        3,980    7.000%, 3/01/11                                                             3/10 at 100        AAA        4,690,589
        4,070    7.000%, 3/01/12                                                             3/10 at 100        AAA        4,780,419
        3,925    7.000%, 3/01/15                                                             3/10 at 100        AAA        4,554,374

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
           95    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                10/07 at 101         Aaa         106,598
        9,905    6.000%, 10/15/26                                                           10/07 at 101           A      10,430,856

        5,685   The City of New York, New York, General Obligation Bonds,                    4/09 at 101           A       5,434,633
                 Fiscal 1999 Series I, 5.000%, 4/15/20

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,515    9.500%, 6/01/03                                                            No Opt. Call        A***       7,297,517
        1,485    9.500%, 6/01/03                                                            No Opt. Call           A       1,654,884

        7,435   The City of New York, New York, General Obligation Bonds,                    5/10 at 101           A       7,746,452
                 Fiscal 2000 Series E, 5.750%, 5/15/20

        9,750   New York City Municipal Water Finance Authority, Water and                   6/09 at 101         AAA      10,160,182
                 Sewer System Revenue Bonds, Fiscal 2000 Series A, 5.750%, 6/15/31

        5,000   New York City Municipal Water Finance Authority, Water and                   6/07 at 101         AAA       5,163,150
                 Sewer System Revenue Bonds, Fiscal 1997 Series B, 5.750%, 6/15/29

       10,000   New York City Transitional Finance Authority, Future Tax                     5/10 at 101         AA+      10,712,400
                 Secured Bonds, Fiscal 2000 Series B, 6.000%, 11/15/29

        8,850   New York City Industrial Development Agency, Special                        12/08 at 102          A2       7,954,380
                 Facility Revenue Bonds, Series 1998 (1998 British Airways
                 PLC Project), 5.250%, 12/01/32 (Alternative Minimum Tax)

        7,360   Dormitory Authority of the State of New York, Mental Health                  2/07 at 102         AA-       7,470,547
                 Services Facilities Improvement Revenue Bonds, Series 1997B,
                 5.625%, 2/15/21

        3,655   Dormitory Authority of the State of New York, State                          5/08 at 101         AA-       3,500,978
                 University Educational Facilities Revenue Bonds, Series 1997,
                 5.125%, 5/15/27

        1,025   New York State Housing Finance Agency, Health Facilities                     5/01 at 102           A       1,036,173
                 Revenue Bonds (New York City), 1990 Series A Refunding,
                 8.000%, 11/01/08

        9,495   State of New York Mortgage Agency, Homeowner Mortgage                        4/10 at 100         Aa1       9,691,831
                 Revenue Bonds, Series 94, 5.800%, 10/01/20
                 (Alternative Minimum Tax)

        5,000   New York State Urban Development Corporation, Correctional                   1/09 at 101         AAA       5,313,550
                 Facilities Service Contract Revenue Bonds, Series C,
                 6.000%, 1/01/29

        5,000   Suffolk County Industrial Development Agency, Solid Waste                   No Opt. Call         AAA       5,501,400
                 Disposal Facility Revenue Bonds (Ogden Martin Systems
                 of Huntington - Limited Partnership Resource Recovery
                 Facility), Series 1999, 5.950%, 10/01/09 (Alternative Minimum Tax)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.4%

$      10,540   North Carolina Eastern Municipal Power Agency, Power System                  1/03 at 100         AAA   $  10,576,574
                 Revenue Bonds, Refunding Series 1993 B, 5.500%, 1/01/17

       10,970   North Carolina Housing Finance Agency, Home Ownership                        7/09 at 100          AA      11,387,628
                 Revenue Bonds, Series 7A (1998 Trust Agreement),
                 6.250%, 1/01/29 (Alternative Minimum Tax)

       12,920   North Carolina Housing Finance Agency, Home Ownership                        1/10 at 100          AA      13,570,780
                 Revenue Bonds, Series 8-A (1998 Trust Agreement), 5.950%,
                 1/01/27 (Alternative Minimum Tax)

        6,000   North Carolina Housing Finance Agency, Home Ownership                        1/10 at 100          AA       6,119,820
                 Revenue Bonds, Series 9A (1998 Trust Agreement), 5.875%,
                 7/01/31 (Alternative Minimum Tax)

        2,000   North Carolina Housing Finance Agency, Home Ownership                        7/10 at 100         AAA       1,950,960
                 Program Bonds, Series 10A (1998 Trust Agreement), 5.400%,
                 7/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 4.0%

        5,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,              11/09 at 101        Baa1       4,285,400
                 Hospital Facilities Revenue Bonds, Series 1998A
                 (Summa Health System Project), 5.375%, 11/15/18

        6,000   County of Cuyahoga, Ohio, Hospital Revenue Bonds (University                 7/09 at 101         AAA       6,029,700
                 Hospitals Health System, Inc.), Series 1999, 5.500%, 1/15/30

        3,000   Hamilton Local School District, Franklin County, Ohio,                      12/11 at 100         AAA       2,827,110
                 School Facilities Construction and Improvement Bonds,
                 General Obligation - Unlimited Tax, 5.000%, 12/01/28

        5,000   County of Montgomery, Ohio, Hospital Facilities Revenue                      4/10 at 101        BBB+       5,052,500
                  Bonds, Series 1999 (Kettering Medical Center Network
                 Obligated Group), 6.750%, 4/01/18

        6,650   Ohio Housing Finance Agency, Residential Mortgage Revenue                    8/10 at 100         Aaa       6,869,450
                 Bonds, Mortgage-Backed Securities Program, 2000 Series D,
                 5.450%, 9/01/31 (Alternative Minimum Tax)

        2,850   Ohio Housing Finance Agency, Residential Mortgage Revenue                    9/10 at 100         Aaa       2,806,937
                 Bonds, Mortgage-Backed Securities Program, 2001 Series A,
                 5.500%, 9/01/34

       11,500   Ohio Air Quality Development Authority, State of Ohio,                      12/04 at 100        Baa3      11,747,020
                 Pollution Control Revenue Refunding Bonds, Series 1999-C
                 (Ohio Edison Company Project), 5.800%, 6/01/16
                 (Optional put 12/01/04)
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 3.0%

       10,480   Central Oklahoma Transportation and Parking Authority                        7/06 at 100         AAA      10,509,763
                 (Oklahoma City, Oklahoma), Parking System Revenue and
                 Refunding Bonds, Series 1996, 5.250%, 7/01/16

          705   Cleveland County Home Loan Authority (Oklahoma), Single                      8/01 at 102         Aa2         721,709
                 Family Mortgage Revenue Refunding Bonds, Series 1992,
                 8.375%, 2/01/12

        5,000   Oklahoma Industries Authority, Health System Revenue and                     8/09 at 101         AAA       5,075,150
                 Refunding Bonds (Obligated Group consisting of INTEGRIS
                 Baptist Medical Center, Inc., INTEGRIS South Oklahoma City
                 Hospital Corporation and INTEGRIS Rural Health, Inc.),
                 Revenue Refunding Bonds, Series 1999A, 5.750%, 8/15/29

       13,615   Trustees of the Tulsa Municipal Airport Trust, Revenue                       6/01 at 102        Baa1      13,929,507
                 Bonds, Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 1.8%

        3,500   Pennsylvania Housing Finance Agency, Rental Housing Refunding                7/03 at 102         AAA       3,539,375
                 Bonds, Issue 1993, 5.800%, 7/01/18

        2,310   City of Philadelphia, Pennsylvania, Water and Wastewater                     6/03 at 100         AAA       2,267,819
                 Revenue Bonds, Series 1993, 5.000%, 6/15/16

        4,480   Venango Housing Corporation, Multifamily Mortgage Revenue                    2/03 at 100         AAA       4,586,714
                 Refunding Bonds (FHA-Insured Mortgage/Evergreen Arbors
                 Project), 1990 Series A, 8.000%, 2/01/24

        6,750   Washington County Authority, Pennsylvania, Capital Funding                  No Opt. Call         AAA       7,519,838
                 Revenue Bonds (Capital Projectsand Equipment Acquisition
                 Program), Series of 1999, 6.150%, 12/01/29
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 2.3%

        6,000   Rhode Island Convention Center Authority, Refunding Revenue                  5/04 at 102         AAA       5,659,560
                 Bonds, 1993 Series C, 5.000%, 5/15/23

                The Housing Authority of the City of Providence, Rhode Island,
                Multifamily Mortgage Revenue Bonds (FHA-Insured Mortgage Loan -
                Cathedral Square Apartments II Project), 1992 Series:
          435    7.375%, 4/01/10 (Alternative Minimum Tax)                                   4/02 at 105         AAA         461,287
        1,060    7.400%, 4/01/20 (Alternative Minimum Tax)                                   4/02 at 105         AAA       1,124,586
        3,050    7.500%, 10/01/32 (Alternative Minimum Tax)                                  4/02 at 105         AAA       3,241,388


                            Nuveen Municipal Advantage Fund, Inc. (NMA) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND (continued)

$      12,250   Rhode Island Health and Educational Building Corporation,                    5/07 at 102         AAA   $  12,412,435
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group
                 Issue, Series 1996, 5.500%, 5/15/16
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.2%

        5,000   Piedmont Municipal Power Agency (South Carolina), Electric                   1/09 at 101        BBB-       4,414,800
                 Revenue Bonds, 1999A Refunding Series, 5.250%, 1/01/21

        7,500   Tobacco Settlement Revenue Management Authority, Tobacco                     5/11 at 101          A1       7,451,925
                  Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.8%

       14,385   The Health and Educational Facilities Board of the                          11/09 at 101         AAA      14,841,292
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 5.875%, 11/15/28

        3,035   Tennessee Housing Development Agency, Mortgage Finance                       7/04 at 102          AA       3,170,665
                 Program Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.4%

        5,000   Brazos River Authority (Texas), Pollution Control Revenue                    5/08 at 102         AAA       4,966,650
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1998A, 5.550%, 5/01/33 (Alternative Minimum Tax)

        5,000   Brazos River Authority (Texas), Pollution Control Revenue                    4/08 at 102         AAA       4,974,700
                 Refunding Bonds (Texas Utilities Electric Company Project),
                 Series 1995C, 5.550%, 6/01/30 (Alternative Minimum Tax)

        6,000   Brazos River Authority (Texas), Revenue Refunding Bonds                     No Opt. Call         AAA       5,747,760
                 (Houston Lighting and Power Company Project), Series 1998,
                 5.050%, 11/01/18 (Alternative Minimum Tax)

        4,925   The Cameron County Housing Finance Corporation, Single Family                9/02 at 103         AAA       5,052,361
                 Mortgage Revenue Refunding Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1992, 6.750%, 3/01/26

        3,000   El Paso Housing Finance Corporation, Multifamily Housing                     7/01 at 102         AAA       3,063,240
                 Revenue Refunding Bonds (Las Flores Development Company
                 Project), Series 1990A, 7.500%, 3/20/25

        8,400   Gulf Coast Waste Disposal Authority (Texas), Waste Disposal                  4/09 at 101        BBB-       7,358,232
                 Revenue Bonds (Valero Energy Corporation Project),
                 Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)

        4,000   Harris County Health Facilities Development Corporation (Texas),            10/09 at 101          AA       3,661,480
                 Hospital Revenue Bonds (Texas Children's Hospital Project),
                 Series 1999A 5.250%, 10/01/29

       10,000   Harris County Health Facilities Development Corporation                      5/06 at 102         AAA      10,387,200
                 (Texas), Special Facilities Revenue Bonds (Texas Medical
                 Center Project), Series 1996, 5.900%, 5/15/16

        7,500   City of Houston, Texas, Airport System Subordinate Lien                      7/10 at 100         AAA       7,440,150
                 Revenue Bonds, Series 2000B, 5.500%, 7/01/30

        4,500   City of Houston, Texas, Airport System Subordinate Lien                      7/08 at 100         AAA       4,136,040
                 Revenue Bonds, Series 1998B, 5.000%, 7/01/25
                 (Alternative Minimum Tax)

                City of Houston, Texas, Water Conveyance System Contract,
                Certificates of Participation, Series 1993 A-J:
        5,490    6.800%, 12/15/10                                                           No Opt. Call         AAA       6,356,048
        2,000    6.800%, 12/15/11                                                           No Opt. Call         AAA       2,323,400

       16,305   Matagorda County Navigation District Number One (Texas),                     5/09 at 101        Baa1      15,171,150
                 Revenue Refunding Bonds (Reliant Energy, Inc. Project),
                 Series 1999B, 5.950%, 5/01/30

        4,000   State of Texas, General Obligation Water Financial Assistance                8/09 at 100         Aa1       3,986,760
                 Bonds, Series 1999C (State Participation Program),
                 5.500%, 8/01/35

        6,500   Travis County Health Facilities Development Corporation                     11/09 at 101         AAA       6,700,785
                (Texas), Revenue Bonds (Ascension Health Credit Group),
                 Series 1999A, 5.875%, 11/15/24

                The Wood Glen Housing Finance Corporation (Texas), Mortgage
                Revenue Refunding Bonds, Series 1990C (FHA-Insured Mortgage Loan
                - Section 8 Assisted Copperwood II Project):
          935    7.625%, 1/01/10                                                             7/01 at 102        AAA          957,345
        1,250    7.650%, 7/01/23                                                             7/01 at 102        AAA        1,278,850
------------------------------------------------------------------------------------------------------------------------------------
                VIRGIN ISLANDS - 0.6%

        6,000   Virgin Islands Public Finance Authority, Revenue Bonds                      10/10 at 101        BBB-       6,380,040
                 (Virgin Islands Gross Receipts Taxes Loan Notes),
                 Series 1999A, 6.375%, 10/01/19


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.7%

$       6,380   Capital Region Airport Commission, Richmond, Virginia,                       7/05 at 102         AAA   $   6,515,958
                 International Airport Projects, Airport Revenue Bonds,
                 Series 1995A, 5.625%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 9.0%

        8,810   Public Utility District No. 1 of Chelan County, Washington,                  7/11 at 101         AAA       8,670,097
                 Chelan Hydro Consolidated System Revenue Bonds, Series 2001A,
                 5.600%, 1/01/36 (Alternative Minimum Tax)

       10,730   Sumner School District No. 320 of Pierce County, Washington,                12/10 at 100         Aaa      11,736,796
                 Unlimited Tax General Obligation Bonds, Series 2000,
                 6.250%, 12/01/17

       10,550   Port of Seattle (Washington), Limited Tax General Obligation                12/10 at 100         AA+      10,763,532
                 Bonds, 2000 Series B, 5.750%, 12/01/25
                 (Alternative Minimum Tax)

        5,315   Port of Seattle (Washington), Revenue Bonds, Series 2000B,                  No Opt. Call         AAA       5,756,145
                 6.000%, 2/01/10 (Alternative Minimum Tax)

       19,295   Port of Seattle (Washington), Special Facility Revenue Bonds                 3/10 at 101         AAA      20,401,761
                 (Terminal 18 Project), Series 1999A, 6.000%, 9/01/29

        5,000   Port of Seattle (Washington), Special Facility Revenue Bonds                 3/10 at 101         AAA       5,239,800
                 (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
                 (Alternative Minimum Tax)

        5,250   Everett School District No. 2, Snohomish County, Washington,                12/03 at 102         AAA       5,694,045
                 Unlimited Tax General Obligation Bonds, Series 1993, 6.200%,
                 12/01/12 (Pre-refunded to 12/01/03)

        9,000   Washington Health Care Facilities Authority, Revenue Bonds,                 10/08 at 101         Aaa       8,198,190
                 Series 1998 (Children's Hospital and Regional Medical
                 Center), 5.000%, 10/01/28

        5,000   Washington Health Care Facilities Authority, Revenue Bonds,                 12/09 at 101         AAA       4,964,900
                 Series 1999 (Providence Services), 5.375%, 12/01/19

        8,750   Washington Public Power Supply System, Nuclear Project                       7/08 at 102         Aa1       8,432,900
                 No. 3 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.9%

        3,000   Southeast Wisconsin Professional Baseball Park District,                    No Opt. Call         AAA       3,119,100
                  Sales Tax Revenue Refunding Bonds, Series 1998A,
                 5.500%, 12/15/19

        4,955   Wisconsin Housing and Economic Development Authority, Home                   3/10 at 100          AA       5,172,123
                 Ownership Revenue Bonds, 2000 Series B, 5.750%, 3/01/22
                 (Alternative Minimum Tax)

                Wisconsin Health and Educational Facilities Authority,
                Revenue Bonds, Series 1996 (Aurora Medical Group, Inc. Project):
       10,000    5.600%, 11/15/16                                                            5/06 at 102         AAA      10,174,700
       20,000    5.750%, 11/15/25                                                            5/06 at 102         AAA      20,212,600
------------------------------------------------------------------------------------------------------------------------------------
$     958,860   Total Investments (cost $943,061,783) - 98.1%                                                            979,722,708
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                      19,247,682
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 998,970,390
                ====================================================================================================================


                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
                            Portfolio of
                                       Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 1.0%

$       5,000   Arizona Transportation Board, Highway Revenue Bonds,                         7/11 at 100         AAA   $   5,005,500
                 Series 2001, 5.250%, 7/01/20

        3,225   The Industrial Development Authority of the County of                        7/10 at 102        Baa3       3,286,662
                 Maricopa, Education Revenue Bonds (Arizona Charter Schools
                 Project I), Series 2000A, 6.750%, 7/01/29

        2,055   The Industrial Development Authority of the County of Pima,            5/07 at 105 27/32         AAA       2,276,344
                 Single Family Mortgage Revenue Bonds, Series 1997A, 7.100%,
                 11/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8%

        5,000   Arkansas Development Finance Authority, Hospital Revenue Bonds               2/10 at 100        BBB-       5,052,950
                 (Washington Regional Medical Center), Series 2000, 7.000%, 2/01/15

        4,000   Baxter County, Arkansas, Hospital Revenue Improvement Bonds,                 9/09 at 100         BBB       3,711,280
                 Series 1999B (Baxter County Regional Hospital), 5.600%, 9/01/21
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.8%

        8,745   Bell Community Redevelopment Agency, Bell Redevelopment Area,               11/03 at 102         AAA       9,172,980
                 Tax Allocation Refunding Bonds, Series 1994, 6.350%, 11/01/23

        6,810   California Health Facilities Financing Authority, Kaiser                     5/03 at 102           A       6,569,675
                 Permanente Revenue Bonds, 1993 Series C, 5.600%, 5/01/33

        2,500   The Community Redevelopment Agency of the City of Los Angeles,               7/01 at 100      BBB***       2,533,250
                 California, Tax Allocation Refunding Bonds (Central Business
                 District Redevelopment Project), Series G, 6.750%, 7/01/10

                Department of Water and Power of the City of Los Angeles
                (California), Electric Plant Revenue Bonds, Second Issue of
                1993:
        5,510    4.750%, 10/15/20 (Pre-refunded to 10/15/17)                                10/03 at 102      Aa3***       5,179,731
          490    4.750%, 10/15/20                                                           10/03 at 102      Aa3***         460,629

                Department of Water and Power of the City of Los Angeles
                (California), Electric Plant Revenue Bonds, Issue of 1994:
          995    5.375%, 2/15/34                                                             2/04 at 102      Aa3***         996,990
       11,085    5.375%, 2/15/34                                                             2/04 at 102         Aa3      11,829,247

                County of Orange, California, 1996 Recovery Certificates
                of Participation, Series A:
       13,000    5.875%, 7/01/19                                                             7/06 at 102         AAA      13,657,280
          180    6.000%, 7/01/26                                                             7/06 at 102         AAA         192,298

        5,870   Sacramento Municipal Utility District (California), Electric                 9/03 at 100        AAA        5,425,993
                 Revenue Refunding Bonds, 1993 Series G, 4.750%, 9/01/21

                San Joaquin Hills Transportation Corridor Agency, Toll Road
                Refunding Revenue Bonds, Series 1997A:
        5,000    0.000%, 1/15/17                                                             1/14 at 102         AAA       3,725,600
        5,000    0.000%, 1/15/26                                                            No Opt. Call         AAA       1,224,750
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.8%

        3,000   City and County of Broomfield Building Corporation, Colorado,               12/09 at 100         AAA       3,090,960
                 Master Facilities Lease Purchase Agreement, Certificates
                 of Participation, Series 1999, 5.750%, 12/01/24

       24,900   Colorado Health Facilities Authority, Retirement Facilities                 No Opt. Call         AAA       5,071,632
                 Revenue Bonds (Liberty Heights), Series 1991B, 0.000%, 7/15/24

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991A:
        3,240    8.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100         Aaa       3,322,523
                 (Pre-refunded to 11/15/01)
        9,010    8.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100           A       9,177,316

        2,785   City and County of Denver, Colorado, Airport System Revenue                 11/02 at 102           A       2,951,710
                 Bonds, Series 1992B, 7.250%, 11/15/23 (Alternative Minimum Tax)

        6,020   City and County of Denver, Colorado, Airport System Revenue                 11/02 at 102           A       6,326,719
                 Bonds, Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System
                Revenue Bonds, Series 1991D:
        3,955    7.750%, 11/15/21 (Alternative Minimum Tax)                                 11/01 at 102           A       4,109,166
        3,940    7.000%, 11/15/25 (Alternative Minimum Tax)                                 11/01 at 100           A       3,998,667


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$      11,465   City and County of Denver, Colorado, Airport System Revenue                 11/10 at 100         AAA   $  12,064,046
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/18
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.5%

        5,525   Miami-Dade County Industrial Development Authority, Special                 No Opt. Call        Baa3       5,582,792
                 Facilities Revenue Bonds (United Air Lines, Inc. Project),
                 Series 2000, 6.050%, 3/01/35 (Alternative Minimum Tax)
                 (Mandatory put 3/01/10)
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 3.7%

       15,000   City of Atlanta, Georgia, Airport General Revenue and Refunding              1/10 at 101         AAA      15,289,650
                 Bonds, Series 2000A, 5.600%, 1/01/30

       14,000   Fulton County Facilities Corporation, Certificates of                       11/10 at 101         AAA      14,329,700
                 Participation (Fulton County, Georgia - Public Purpose
                 Project), Series 1999, 5.500%, 11/01/18

        8,000   State of Georgia, General Obligation Bonds, 1995 Series C,                  No Opt. Call         AAA       9,450,240
                 7.250%, 7/01/08
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.7%

        6,500   City of Chicago, Illinois, Gas Supply Refunding Revenue                      6/05 at 102         AA-       6,723,145
                 Bonds, 1995 Series A (The Peoples Gas Light and Coke
                 Company Project), 6.100%, 6/01/25

       11,250   City of Chicago (Illinois), Chicago-Midway Airport                           1/09 at 101         AAA      10,419,638
                 Revenue Bonds, Series 1998B, 5.000%, 1/01/28

        4,000   Community College District No. 508, Cook County, Illinois,                  No Opt. Call         AAA       4,759,360
                 Certificates of Participation, 8.750%, 1/01/06

        5,210   Illinois Housing Development Authority, Section 8 Elderly                    1/03 at 102           A       5,336,082
                 Housing Revenue Bonds (Garden House of River Oaks West
                 Development), Series 1992A, 6.875%, 1/01/20

        1,345   Illinois Housing Development Authority, Section 8 Elderly                    3/03 at 102           A       1,401,732
                 Housing Revenue Bonds (Village Center Development),
                 Series 1992C, 6.600%, 3/01/07

       38,645   State of Illinois, General Obligation Bonds, Illinois First,                 4/10 at 100         AAA      38,873,006
                 Series of April 2000, 5.500%, 4/01/25

        1,055   City of Peoria, Peoria County, City of Pekin, Tazewell                       8/01 at 102          AA       1,083,232
                 and Peoria Counties, and City of Waukegan,
                 Lake County (Illinois), Jointly, GNMA Collateralized
                 Mortgage Revenue Bonds, Series 1990, 7.875%,
                 8/01/22 (Alternative Minimum Tax)

                Regional Transportation Authority of Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 2000A:
        5,575    5.750%, 7/01/10                                                            No Opt. Call         AAA       6,073,795
        5,650    6.000%, 7/01/11                                                            No Opt. Call         AAA       6,269,353
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.0%

        9,175   Fort Wayne (Indiana), Economic Development Revenue Bonds                     4/08 at 102         N/R       8,166,117
                 (Oaklawn Court Apartments Project), Series 1998A, 7.000%,
                 4/01/28 (Alternative Minimum Tax)

       20,695   Indianapolis Airport Authority, Specialty Facility Revenue                  11/05 at 102        Baa2      19,683,221
                 Bonds, Series 1995A (United Air Lines, Inc. - Indianapolis
                 Maintenance Center Project), 6.500%, 11/15/31
                 (Alternative Minimum Tax)

        3,750   The Indianapolis Local Public Improvement Bond Bank,                         2/03 at 102          AA       3,990,900
                 Series 1992D Bonds, 6.750%, 2/01/20
------------------------------------------------------------------------------------------------------------------------------------
               IOWA - 0.4%

        4,215   Iowa Finance Authority, Solid Waste Disposal Revenue Bonds,                 No Opt. Call         N/R       4,163,113
                 Series 1997 (IPSCO Project), 6.000%, 6/01/27 (Alternative
                 Minimum Tax) (Mandatory put 6/01/07)
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.0%

                Jefferson County School District Finance Corporation,
                Kentucky, School Building Revenue Bonds, Series 2000A:
        3,045    5.250%, 7/01/17                                                             1/10 at 101         AAA       3,063,331
        7,490    5.250%, 7/01/20                                                             1/10 at 101         AAA       7,422,440
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 4.8%

       19,150   Massachusetts Bay Transportation Authority, Assessment                       7/10 at 100         AAA      18,646,738
                 Bonds, 2000 Series A, 5.250%, 7/01/30

        5,400   Massachusetts Health and Educational Facilities Authority,                   7/02 at 102         AAA       5,624,154
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

        4,175   Massachusetts Health and Educational Facilities Authority,                   7/01 at 101         BBB       3,855,320
                 Revenue Bonds, Goddard Memorial Hospital Issue, Series B,
                 9.000%, 7/01/15

                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)
$       6,400   Massachusetts Turnpike Authority, Metropolitan Highway System                1/07 at 102         AAA   $   5,804,864
                 Revenue Bonds, Senior Series 1997C,5.000%, 1/01/37

       10,000   Massachusetts Water Resources Authority, General Revenue Bonds,              8/10 at 101         AAA      10,299,000
                 2000 Series A, 5.750%, 8/01/39

        6,195   University of Massachusetts Building Authority, Facilities                  11/10 at 100         AAA       5,960,953
                 Revenue Bonds, Senior Series 2000A, Commonwealth Guaranteed,
                 5.125%, 11/01/25
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.3%

        4,500   Michigan State Hospital Finance Authority, Hospital Revenue                  8/01 at 102         Aaa       4,643,640
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

        8,500   Michigan Strategic Fund, Limited Obligation Revenue Bonds                   12/02 at 102         BBB       8,671,275
                 (Waste Management, Inc. Project), Series 1992, 6.625%,
                 12/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 5.2%

       13,675   State of Minnesota, General Obligation Bonds,                               11/10 at 100         AAA      13,788,639
                 Series 2000, 5.125%, 11/01/16

        5,000   Minnesota Housing Finance Agency, Single Family Mortgage                     1/11 at 101         AA+       5,197,150
                 Bonds, Remarketed 1998 Series H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

       30,000   Minnesota Agricultural and Economic Development Board,                      11/10 at 101          A       30,998,700
                 Health Care System Revenue Bonds, Series 2000A (Fairview
                 Health Services), 6.375%, 11/15/29

        3,600   The Housing and Redevelopment Authority of the City of                      11/15 at 103         AAA       4,309,272
                 St. Paul, Minnesota, Sales Tax Revenue Refunding Bonds
                 (Civic Center Project), Series 1996, 7.100%, 11/01/23
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.0%

        5,900   Mississippi Business Finance Corporation, Pollution Control                 10/03 at 102        BBB-       5,362,274
                 Revenue Refunding Bonds (System Energy Resources, Inc.
                 Project), Series 1998, 5.875%, 4/01/22

        4,950   Mississippi Home Corporation, Single Family Mortgage Revenue                 7/07 at 105         Aaa       5,232,101
                 Bonds, Series 1997D, Class 5, 6.750%, 7/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 1.9%

       21,000   Director of the State of Nevada, Department of Business                      1/10 at 100         AAA      20,238,120
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 2.4%

        1,670   Pollution Control Financing Authority of Camden County                      No Opt. Call          B2       1,656,523
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 C, 7.125%, 12/01/01
                 (Alternative Minimum Tax)

        1,815   Pollution Control Financing Authority of Camden County                      12/01 at 102          B2       1,711,364
                 (New Jersey), Solid Waste Disposal and Resource Recovery
                 System Revenue Bonds, Series 1991 D, 7.250%, 12/01/10

       21,000   New Jersey Transportation Trust Fund Authority, Transportation               6/10 at 100          AA      22,196,580
                 System Bonds, 2000 Series B, 5.750%, 6/15/17
------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4%

        4,120   New Mexico Mortgage Finance Authority, Single Family Mortgage                9/01 at 101         AAA       4,208,415
                 Program Senior Bonds, 1990 Series A (Federally Insured or
                 Guaranteed Mortgage Loans), 7.800%, 9/01/17
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 17.9%

       10,000   Erie County Industrial Development Agency (New York), Solid                 12/10 at 103         N/R       5,000,000
                 Waste Disposal Facility Revenue Bonds (1998 CanFibre of
                 Lackawanna Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

       11,000   Nassau County Tobacco Settlement Corporation (New York),                     7/09 at 101          A-      11,373,340
                 Tobacco Settlement Asset-Backed Bonds, Series A, 6.400%, 7/15/33

       10,000   The City of New York, New York, General Obligation Bonds,                2/06 at 101 1/2           A      10,283,100
                 Fiscal 1996 Series G, 5.750%, 2/01/20

       21,715   The City of New York, New York, General Obligation Bonds,                3/06 at 101 1/2           A      22,647,225
                 Fiscal 1996 Series I, 5.875%, 3/15/18

       10,000   The City of New York, New York, General Obligation Bonds,                    8/07 at 101           A      10,595,700
                Fiscal 1997 Series H, 6.125%, 8/01/25

        6,750   The City of New York, New York, General Obligation Bonds,                    2/05 at 101         Aaa       7,491,893
                 Fiscal 1995 Series F, 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

        2,550   New York City Municipal Water Finance Authority, Water and               6/02 at 101 1/2         AAA       2,602,683
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      17,870   New York City Transitional Finance Authority, Future Tax                     8/09 at 101         AA+   $  18,708,103
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       15,000   Dormitory Authority of the State of New York, City University               No Opt. Call         A3       16,503,600
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990D, 8.750%, 7/01/03

       20,000   Dormitory Authority of the State of New York, Mental Health                  2/07 at 102         AA-      20,482,000
                  Services Facilities Improvement Revenue Bonds,
                 Series 1997A, 5.750%, 2/15/27

        4,500   New York State Energy Research and Development Authority,                    7/03 at 102         AAA       4,538,745
                 Gas Facilities Revenue Bonds, Series C (The Brooklyn Union
                 Gas Company Project), 5.600%, 6/01/25 (Alternative Minimum Tax)

          900   New York State Housing Finance Agency (New York City),                       5/01 at 102           A         909,810
                 Health Facilities Revenue Bonds, 1990 Series A Refunding,
                 8.000%, 11/01/08

        5,000   New York State Medical Care Facilities Finance Agency,                       2/05 at 102         AAA       5,630,150
                 Brookdale Hospital Medical Center Secured Hospital Revenue
                 Bonds, 1995 Series A, 6.850%, 2/15/17 (Pre-refunded to 2/15/05)

        4,785   New York State Medical Care Facilities Finance Agency,                      11/05 at 102         Aa1       5,104,542
                 Health Center Projects Revenue Bonds (Secured Mortgage
                 Program), Series 1995A, 6.375%, 11/15/19

       10,000   The Port Authority of New York and New Jersey, Special                      12/07 at 102         AAA      10,408,100
                 Project Bonds, Series 6 (JFK International Air Terminal LLC
                 Project), 5.750%, 12/01/22 (Alternative Minimum Tax)

        7,000   Triborough Bridge and Tunnel Authority, New York,                            1/10 at 100         Aa3       7,078,750
                 General Purpose Revenue Bonds, Series 1999B, 5.500%, 1/01/30

       26,500   TSASC, Inc. (New York), Tobacco Flexible Amortization Bonds,                 7/09 at 101         Aa2      27,253,130
                 Series 1999-1, 6.250%, 7/15/34
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.0%

       10,500   North Carolina Eastern Municipal Power Agency, Power System                  1/02 at 102         BBB      10,796,625
                 Revenue Bonds, Refunding Series 1991 A, 6.250%, 1/01/03
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 2.7%

       22,905   City of Fargo, North Dakota, Health System Revenue Bonds,                    6/10 at 101         AAA      23,061,441
                 MertiCare Obligated Group, Series 2000A, 5.625%, 6/01/31

                North Dakota State Water Commission, Water Development Trust
                Fund, Water Development and Management Program Bonds, 2000
                Series A:
        2,230    5.700%, 8/01/18                                                             8/10 at 100         AAA       2,316,680
        2,450    5.750%, 8/01/19                                                             8/10 at 100         AAA       2,548,662
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.6%

       16,140   County of Montgomery, Ohio, Hospital Facilities Revenue Bonds,              No Opt. Call        BBB+      16,487,817
                 Series 1999 (Kettering Medical Center - Network Obligated
                 Group), 6.300%, 4/01/12
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.8%

        5,000   Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds,                6/01 at 102        Baa1       5,115,500
                 Series 1991, 7.600%, 12/01/30 (Alternative Minimum Tax)

        3,300   Trustees of the Tulsa Municipal Airport Trust, Oklahoma,                    No Opt. Call        Baa1       3,324,948
                 Revenue Bonds, Refunding Series 2000B, 6.000%, 6/01/35
                 (Alternative Minimum Tax) (Mandatory put 12/01/08)
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 1.0%

                City of Portland, Oregon, Water System Revenue Bonds, 2000 Series A:
        6,780    5.375%, 8/01/18                                                             8/10 at 100         Aa1       6,903,057
        3,655    5.500%, 8/01/20                                                             8/10 at 100         Aa1       3,730,366
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.5%

        5,000   Delaware County Industrial Development Authority                             1/08 at 102         BB-       4,787,500
                 (Pennsylvania), Refunding Revenue Bonds, Series A 1997
                 (Resource Recovery Facility), 6.200%, 7/01/19

       15,000   Delaware River Port Authority, Revenue Refunding Bonds,                     No Opt. Call         AAA      15,902,550
                 Series B of 1998, 5.250%, 1/01/08

        5,000   Pennsylvania Higher Education Assistance Agency, Capital                    12/10 at 100         AAA       5,193,200
                 Acquisition Bonds, Series of 2000, 5.875%, 12/15/30


                            Nuveen Municipal Market Opportunity Fund, Inc. (NMO) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.5%
$       3,640   South Carolina Jobs-Economic Development Authority, Economic                 9/02 at 102      N/R***   $   3,894,618
                 Development Revenue Bonds (Carolinas Hospital System Project),
                 Series 1992, 7.550%, 9/01/22 (Pre-refunded to 9/01/02)

        2,335   Three Rivers Solid Waste Authority (South Carolina), Solid                   1/07 at 102         AAA       2,275,691
                 Waste Disposal Facilities Revenue Bonds, Series 1997,
                 5.300%, 1/01/27

       10,000   Tobacco Settlement Revenue Management Authority, Tobacco                     5/11 at 101          A1       9,935,900
                 Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.2%

        3,000   The Health and Educational Facilities Board of the                           7/03 at 102         N/R       2,390,970
                 Metropolitan Government of Nashville and Davidson County,
                 Tennessee, Revenue Refunding Bonds, Series 1998 (The
                 Blakeford at Green Hills), 5.650%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.2%

        6,000   Alliance Airport Authority, Inc., Special Facilities Revenue                 6/01 at 102        BBB-       6,131,160
                 Bonds, Series 1990 (American Airlines, Inc. Project), 7.500%,
                 12/01/29 (Alternative Minimum Tax)

                Arlington Independent School District (Tarrant County, Texas),
                Unlimited Tax Refunding and Improvement Bonds, Series 1995:
        3,710    0.000%, 2/15/12                                                         2/05 at 67 5/16         Aaa       2,046,955
        3,710    0.000%, 2/15/13                                                        2/05 at 62 15/16         Aaa       1,905,901

       12,000   City of Austin, Texas, Hotel Occupancy Tax Subordinate Lien                 11/09 at 100         AAA      12,327,120
                 Revenue Refunding Bonds, Series 1999, 5.800%, 11/15/29

                Brownsville Independent School District (Cameron County, Texas),
                Unlimited Tax School Building Bonds, Series 1999:
        5,015    5.625%, 8/15/25                                                             8/09 at 100         AAA       5,070,817
        8,825    5.625%, 8/15/29                                                             8/09 at 100         AAA       8,905,661

                Clear Creek Independent School District, Galveston and Harris
                Counties, Texas, Unlimited Tax Schoolhouse and Refunding Bonds,
                Series 2000:
       17,325    5.400%, 2/15/18                                                             2/10 at 100         AAA      17,430,683
       10,000    5.650%, 2/15/19                                                             2/10 at 100         AAA      10,236,900
        6,880    5.700%, 2/15/20                                                             2/10 at 100         AAA       7,048,904
        8,020    5.700%, 2/15/21                                                             2/10 at 100         AAA       8,205,663

        6,000   Dallas-Fort Worth International Airport Facilities Improvement              11/09 at 101        BBB-       5,991,720
                 Corporation, Texas, Revenue Bonds (American Airlines, Inc.),
                 Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

       14,375   Dallas-Fort Worth International Airport Facilities Improvement              No Opt. Call        BBB-      14,840,463
                 Corporation, Texas, Revenue Refunding Bonds (American
                 Airlines, Inc.), Series 2000C, 6.150%, 5/01/29
                 (Alternative Minimum Tax) (Mandatory put 11/01/07)

       21,500   City of Houston, Texas, Airport System Subordiniate Lien                     7/10 at 100         AAA      21,328,430
                 Revenue Bonds, Series 2000B, 5.500%, 7/01/30

        6,235   City of Houston, Texas, Water and Sewer System Revenue Bonds,               12/09 at 100         AAA       5,777,289
                 Refunding Series 1999A, 5.000%, 12/01/28

       22,500   City of Houston, Texas, Water and Sewer System Junior Lien                  12/10 at 100         AAA      21,633,975
                 Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30

       15,000   San Antonio Independent School District (Bexar County, Texas),               8/09 at 100         AAA      15,418,650
                 Unlimited Tax School Building Bonds, Series 1999, 5.800%, 8/15/29

        4,538   General Services Commission (An Agency of the State of Texas),               9/01 at 101           A       4,640,624
                 as Lessee, Participation Interests, 7.500%, 9/01/22
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.1%

        4,750   Tooele County, Hazardous Waste Disposal Revenue Bonds                        8/05 at 102         N/R         950,000
                 (Laidlaw Inc./USPCI Clive Project), Series 1995, 6.750%,
                 8/01/10 (Alternative Minimum Tax) #
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.2%

        2,000   Virginia Housing Development Authority, Multifamily                          5/02 at 102         AA+       2,072,500
                 Housing Bonds, 1992 Series D, 7.050%, 5/01/18


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 6.2%

$       5,500   Public Utility District No. 1 of Clark County, Washington,                   1/11 at 100         AAA   $   5,313,660
                 Generating System Revenue Refunding Bonds, Series 2000, 5.125%, 1/01/20

       33,490   Port of Seattle, Washington, Revenue Bonds, Series 2000A                     8/10 at 100         AAA      33,799,448
                , 5.625%, 2/01/30

        6,950   Port of Seattle, Washington, Revenue Bonds, Series 2000B,                    8/10 at 100         AAA       7,009,145
                 5.625%, 2/01/24 (Alternative Minimum Tax)

        9,000   Washington Higher Education Facilities Authority, Revenue                    4/08 at 101         AAA       8,817,210
                 and Refunding Bonds (The University of Puget Sound Project),
                 Series 1998, 5.375%, 10/01/30

        7,890   Washington Higher Education Facilities Authority, Revenue                   11/09 at 101          AA       8,163,389
                 Bonds (Pacific Lutheran University Project), Series 1999,
                 5.950%, 11/01/29

        2,275   Washington Public Power Supply System, Nuclear Project                       7/01 at 102         Aaa       2,333,536
                 No. 1 Refunding Revenue Bonds, Series 1991A, 6.875%, 7/01/17
                 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.6%

        4,995   City of Milwaukee, Milwaukee County, Wisconsin, General                     No Opt. Call          AA       5,360,284
                 Obligation Corporate Purpose Bonds, Series R, 5.500%, 9/01/08

        1,750   Wisconsin Health and Educational Facilities Authority,                       3/08 at 101         N/R       1,353,468
                 Revenue Bonds, Series 1998 (United Lutheran Program for the
                 Aging, Inc.), 5.700%, 3/01/28
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.3%

        2,800   National Rural Utilities Cooperative Finance Corporation,                    5/07 at 101          A+       2,822,900
                 Town of Jackson, Wyoming, Guaranteed Gas Supply Revenue Bonds
                 (Lower Valley Power and Light, Inc. Project), Series 1997B,
                 5.875%, 5/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,053,493   Total Investments (cost $1,002,789,642) - 98.5%                                                        1,033,112,678
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      15,966,319
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,049,078,997
                ====================================================================================================================


                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.

                            Nuveen Dividend Advantage Municipal Fund (NAD)
                            Portfolio of
                                       Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.5%
$       4,370   BMC Special Care Facilities Financing Authority of the City                 11/08 at 102         AAA   $   4,269,883
                 of Montgomery (Alabama), Revenue Bonds,Series 1999-A
                 (Baptist Medical Center), 5.250%, 5/01/20
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.1%

       15,000   Maricopa County Pollution Control Corporation, Arizona,                     No Opt. Call         BB+      15,288,150
                 Pollution Control Revenue Remarketing Bonds, Series 1994A
                 (El Paso Electric Company), 6.375%, 7/01/14 (Mandatory put 8/01/05)

        2,500   The Industrial Development Authority of the City of Mesa,                    1/10 at 101         AAA       2,538,900
                 Arizona, Revenue Bonds (Discovery Health System),
                 Series 1999A, 5.625%, 1/01/29
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 1.7%

        4,835   City of Los Angeles Unified School District, California,                     7/08 at 102         AAA       4,670,755
                 General Obligation Bonds, 1997 Series A, 5.000%, 7/01/21

        9,375   Sacramento County Sanitation Districts Financing Authority,                 12/05 at 101          AA       9,708,188
                 Revenue Bonds, Series 2000A (Sacramento Regional County
                 Sanitation District), 5.875%, 12/01/27
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 1.8%

       10,000   City and County of Denver (Colorado), Airport Revenue Bonds,                11/06 at 101         AAA      10,045,600
                 Series 1996D, 5.500%, 11/15/25

        1,475   City and County of Denver (Colorado), Multifamily Housing                   10/07 at 102         AAA       1,483,717
                 Revenue Bonds (FHA-Insured Mortgage Loan - The Boston Lofts
                 Project), Series 1997A, 5.750%, 10/01/27 (Alternative Minimum Tax)

        3,205   City and County of Denver (Colorado), Airport Special                        1/09 at 101         AAA       3,444,670
                 Facilities Revenue Bonds (Rental Car Projects), Series 1999A,
                 6.000%, 1/01/12 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.4%

                Connecticut Development Authority, Health Facility Refunding Revenue
                Bonds (Alzheimers Resource Center of Connecticut, Inc. Project),
                Series 1994A:
        1,045    6.875%, 8/15/04                                                            No Opt. Call         N/R       1,019,596
        2,700    7.125%, 8/15/14                                                             8/04 at 102         N/R       2,535,570
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.9%

        1,630   Florida Housing Finance Agency, Housing Revenue Bonds,                      12/07 at 102         AAA       1,665,029
                 1997 Series F (Mar Lago Village Apartments Project), 5.800%,
                 12/01/17 (Alternative Minimum Tax)

       13,625   Martin County Industrial Development Authority, Florida,                    12/04 at 102        BBB-      14,160,190
                 Industrial Development Revenue Bonds (Indiantown Cogeneration
                 LP Project), Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.9%

        4,000   Forsyth County Water and Sewerage Authority, Georgia,                        4/10 at 102         Aa2       4,483,920
                 Revenue Bonds, Series 2000, 6.000%, 4/01/25

        3,500   The Hospital Authority of Hall County and the City of                        5/09 at 101         AAA       3,520,020
                 Gainesville, Revenue Anticipation Certificates (Northeast
                 Georgia Health System, Inc. Project), Series 1999,
                 5.500%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.7%

        1,395   Idaho Housing and Finance Association, Single Family                         7/09 at 101         Aa2       1,417,418
                 Mortgage Bonds, 1999 Series E, 5.750%, 1/01/21

        2,410   Idaho Housing and Finance Association, Single Family                         1/10 at 100         Aa2       2,516,088
                 Mortgage Bonds, 2000 Series D, 6.350%, 7/01/22

        2,000   Idaho Housing and Finance Association, Single Family                         7/10 at 100         Aaa       2,059,900
                 Mortgage Bonds, 2000 Series E, 5.950%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 21.6%

        3,500   Village of Channahon (Illinois), Revenue Refunding Bonds,                   12/09 at 102        BBB+       3,252,340
                 Series 1999 (Morris Hospital), 5.750%, 12/01/12

       22,750   City of Chicago (Illinois), General Obligation Bonds                        No Opt. Call         AAA      23,464,123
                 (Emergency Telephone System), Refunding Series 1999,
                 5.500%, 1/01/23


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)
$       7,250   Chicago School Reform Board of Trustees of the Board of                     No Opt. Call         AAA   $   7,466,920
                 Education of the City of Chicago, Illinois,Unlimited Tax
                 General Obligation Bonds (Dedicated Tax Revenues),
                 Series 1999A, 5.500%, 12/01/26

                City of Chicago, Multifamily Housing Revenue Bonds (Archer Court
                Apartments), Series 1999A (FHA-Insured/GNMA):
        1,000    5.500%, 12/20/19 (Alternative Minimum Tax)                                 10/10 at 101         AAA         981,640
        1,210    5.600%, 12/20/29 (Alternative Minimum Tax)                                 10/10 at 101         AAA       1,182,243
        1,925    5.650%, 12/20/40 (Alternative Minimum Tax)                                 10/10 at 101         AAA       1,861,129

        4,940   City of Chicago (Illinois), Wastewater Transmission                          1/06 at 102         AAA       4,680,403
                 Revenue Bonds, Series 1995, 5.125%, 1/01/25

        3,250   City of Chicago (Illinois), Water Revenue Bonds,                            11/06 at 102         AAA       3,018,308
                 Series 1995, 5.000%, 11/01/25

        5,000   City of Chicago (Illinois), Water Revenue Bonds,                            11/07 at 102         AAA       4,834,100
                 Series 1997, 5.250%, 11/01/27

       24,835   Illinois Development Finance Authority, Refunding Revenue                    9/07 at 102         AAA      25,079,625
                 Bonds, Series 1999 (The Presbyterian Home Lake Forest Project),
                 5.625%, 9/01/31

        3,935   Illinois Development Finance Authority, Local Government                    No Opt. Call         Aaa       1,891,869
                 Program Revenue Bonds, Series 1999A (Round Lake Community -
                 Unit School District Number 116 Project), 0.000%, 1/01/15

        2,750   Illinois Educational Facilities Authority, Revenue Bonds                     9/09 at 100         AAA       2,797,878
                 (MJH Education Assistance Illinois LLC), Series 1998D,
                 5.450%, 9/01/14

                Illinois Health Facilities Authority, Revenue Bonds,
                Series 1997A (Loyola University Health System):
        1,600    5.000%, 7/01/24 (Pre-refunded to 7/01/07)                                   7/07 at 101         AAA       1,689,712
        5,400    5.000%, 7/01/24                                                             7/07 at 101         AAA       4,998,402

        5,265   Illinois Health Facilities Authority, Revenue Refunding Bonds,               2/07 at 102          A-       4,884,498
                 Series 1996B (Sarah Bush Lincoln Health Center), 5.500%, 2/15/16

       17,280   Illinois Health Facilities Authority, Converted Adjustable                  10/07 at 102         AAA      18,326,822
                 Rate Revenue Bonds, Series 1991A (Highland Park Hospital),
                 6.000%, 10/01/15

       10,000   Illinois Health Facilities Authority, Revenue Bonds,                         8/11 at 103         Aa1       9,981,400
                 University of Chicago, Series 1985A, Remarketed,
                 5.500%, 8/01/20 (WI, settling 5/01/01)

        7,245   Illinois Health Facilities Authority, Revenue Refunding Bonds,               7/01 at 102        Baa3       5,915,977
                 Series 1991 (Proctor Community Hospital Project), 7.375%, 1/01/23

                Metropolitan Pier and Exposition Authority (Illinois), McCormick
                Place Expansion Project Refunding Bonds, Series 1996A:
        9,750    0.000%, 12/15/22                                                           No Opt. Call         AAA       2,813,850
       13,000    0.000%, 12/15/24                                                           No Opt. Call         AAA       3,329,170

       20,500   Metropolitan Pier and Exposition Authority (Illinois),                      12/09 at 101         AAA      20,588,560
                 McCormick Place Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

                Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                McHenry and Will Counties, Illinois, General Obligation Bonds,
                Series 1999:
       22,650    5.750%, 6/01/19                                                            No Opt. Call         AAA      24,221,910
        3,500    5.750%, 6/01/23                                                            No Opt. Call         AAA       3,724,665

        4,500   School District Number 122, Will County, Illinois (New Lenox),              No Opt. Call         Aaa       1,694,160
                 Capital Appreciation Bonds, Series 2000B, 0.000%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 3.4%

        8,000   Indiana Health Facility Financing Authority, Hospital Revenue            8/10 at 101 1/2         AAA       7,929,760
                 Bonds, Clarian Health Obligated Group, Series 2000A, 5.500%, 2/15/26

        8,755   Indiana Health Facility Financing Authority, Hospital Revenue               11/09 at 101         AAA       8,703,346
                 Bonds (Charity Obligated Group), Series 1999D, 5.500%, 11/15/24

        4,190   City of Indianapolis, Indiana, Economic Development Revenue                  6/09 at 101         Aa3       4,247,571
                 Bonds (Park Tudor Foundation Inc., Project), Series 1999,
                 5.700%, 6/01/24

       28,645   The Indianapolis Local Public Improvement Bond Bank (Indiana)               No Opt. Call         AAA       8,206,506
                , Series 1999E, 0.000%, 2/01/23
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

       11,260   Iowa Higher Education Loan Authority, Private College                       10/10 at 102         N/R      11,623,022
                 Facility Revenue Bonds (Waldorf College Project),
                 Series 1999, 7.375%, 10/01/19

                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%
$       3,825   City of Wichita, Kansas, Water and Sewer Utility                            10/06 at 101         AAA   $   3,238,628
                 Revenue Bonds, Series 1999, 4.000%, 10/01/18
------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 4.4%

        3,030   Hardin County School District Finance Corporation, Kentucky,                 2/10 at 101         Aa3       3,159,320
                 School Building Revenue Bonds, Series 2000, 5.750%, 2/01/20

                Kentucky Economic Development Finance Authority, Hospital System
                Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
                Regional Healthcare, Inc. Project):
        1,850    5.850%, 10/01/17                                                            4/08 at 102         N/R       1,384,374
        7,000    5.875%, 10/01/22                                                            4/08 at 102         N/R       5,004,160

        3,000   Louisville and Jefferson County Metropolitan Sewer District                 11/07 at 101         AAA       2,929,530
                 (Commonwealth of Kentucky), Sewer and Drainage System
                 Revenue Bonds, Series 1997B, 5.200%, 5/15/25

                City of Newport Public Properties Corporation, Kentucky, First
                Mortgage Revenue Bonds, Series 2000A (Public Parking and Plaza
                Project):
       17,240    8.375%, 1/01/18                                                             7/10 at 104         N/R      17,178,453
        3,000    8.500%, 1/01/27                                                             7/10 at 104         N/R       2,987,610
        4,985    8.375%, 1/01/27                                                             7/10 at 104         N/R       4,845,071
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 0.3%

        2,245   City of Lafayette, State of Louisiana, Public Improvement                5/10 at 101 1/2         AAA       2,290,192
                 Sales Tax Bonds, Series 2000B, 5.625%, 5/01/25
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.6%

        5,000   Community Development Administration, Maryland Department of                 9/09 at 100         Aa2       5,124,900
                 Housing and Community Development, Residential Revenue Bonds,
                 2000 Series G, 5.950%, 9/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.3%

          785   Massachusetts Port Authority, Special Facilities Revenue                     9/06 at 102         AAA         804,123
                  Bonds (US Air Project), Series 1996-A, 5.875%, 9/01/23
                 (Alternative Minimum Tax)

        1,745   Massachusetts Housing Finance Agency, Single Family Housing                 12/04 at 102         Aa3       1,818,447
                 Revenue Bonds, Series 32, 6.600%, 12/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.6%

        9,000   The Economic Development Corporation of the County of                        7/07 at 101         BB+       9,179,730
                 Midland, Michigan, Subordinated Pollution Control Limited
                 Obligation Revenue Refunding Bonds (Midland Cogeneration
                 Project), Series 2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

        4,000   Charter County of Wayne, Michigan, Detroit Metropolitan Wayne               12/08 at 102         AAA       4,011,400
                 County Airport, Airport Revenue Bonds, Series 1998A, 5.375%,
                 12/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4%

        3,480   Minnesota Housing Finance Agency, Single Family Mortgage                     1/10 at 101         AA+       3,506,518
                 Bonds, 1998 Series H-1 Fixed Rate (Remarketing), 5.650%,
                 7/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                MONTANA - 1.0%

        6,715   Montana Board of Housing, Single Family Mortgage Bonds,                     12/09 at 100         AA+       7,031,478
                 2000 Series A2, 6.450%, 6/01/29 (Alternative Minimum Tax)

        1,000   Montana Higher Education Student Assistance Corporation,                    12/09 at 100          A2       1,019,080
                 Student Loan Revenue Bonds, Subordinate Series 1999B,
                 6.400%, 12/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 0.3%

        2,000   Nebraska Higher Education Loan Program Inc., Senior                         No Opt. Call         AAA       2,140,560
                 Subordinate Bonds, Series A-5A, 6.200%,6/01/13 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 2.0%

       16,360   New Hampshire Housing Finance Authority, Single Family                       7/05 at 102         Aa2      17,197,141
                 Mortgage Acquisition Revenue Bonds, 1995 Series D, 6.550%,
                 7/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.7%

        4,000   Higher Education Student Assistance Authority of the State of                6/10 at 101         AAA       4,290,720
                 New Jersey, Student Loan Revenue Bonds, 2000 Series A, 6.000%,
                 6/01/13 (Alternative Minimum Tax)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)
$      15,600   New Jersey Economic Development Authority, Solid Waste                      No Opt. Call         N/R   $  12,168,000
                 Facilities Revenue Bonds (Bridgewater Resources Inc. Project),
                 Series 1999B, 8.250%, 6/01/19 (Alternative Minimum Tax)

        4,000   New Jersey Transportation Trust Fund Authority, Transportation              No Opt. Call          AA       4,320,560
                 System Bonds, 1999 Series A, 5.750%, 6/15/18

       10,000   The Port Authority of New York and New Jersey, Special Project              12/07 at 102         AAA      10,636,600
                 Bonds, Series 6 (JFK International Air Terminal LLC Project),
                 5.900%, 12/01/17 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.7%

        2,000   County of Cattaraugus Industrial Development Agency, New York,              No Opt. Call         N/R       1,938,840
                 Tax-Exempt Industrial DevelopmentRevenue Bonds, Series 1999A
                 (Laidlaw Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   Long Island Power Authority, New York, Electric System General               6/08 at 101         AAA       4,920,250
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

                County of Nassau, New York, General Obligations, Serial General
                Improvement Bonds, Series B:
        5,005    5.250%, 6/01/19                                                             6/09 at 102         AAA       4,984,530
        7,005    5.250%, 6/01/20                                                             6/09 at 102         AAA       6,975,439
        7,005    5.250%, 6/01/21                                                             6/09 at 102         AAA       6,965,982
        7,005    6/01/22                                                                     6/09 at 102         AAA       6,956,105

        2,000   The City of New York, New York, General Obligation Bonds,                    2/08 at 101         AAA       2,057,080
                 Fiscal 1998 Series E, 5.250%, 8/01/14

       14,000   The City of New York, New York, General Obligation Bonds,                    2/08 at 101         AAA      14,144,760
                 Fiscal 1998 Series F, 5.375%, 8/01/19

        5,000   New York City Transitional Finance Authority, Future                         8/07 at 101         AA+       4,726,500
                 Tax Secured Bonds, Fiscal 1998 Series A, 5.000%, 8/15/27

       10,000   New York City Transitional Finance Authority, Future Tax                     8/09 at 101         AA+      10,469,000
                 Secured Bonds, Fiscal 2000 Series A, 5.750%, 8/15/24

       12,350   New York City Transitional Finance Authority, Future Tax                     5/10 at 101         AA+      12,497,459
                 Secured Bonds, Fiscal 2000 Series C, 5.500%, 11/01/29

       14,970   Dormitory Authority of the State of New York, Mental Health                  2/06 at 102         AAA      14,581,978
                 Services Facilities Improvement Revenue Bonds, Series 1996B,
                 5.125%, 8/15/21

        4,400   Dormitory Authority of the State of New York, Mental Health                  2/07 at 102         AAA       4,409,416
                 Services Facilities Improvement Revenue Bonds, Series 1996E,
                 5.250%, 2/15/18

        2,170   Dormitory Authority of the State of New York, Frances Schervier              7/07 at 102          AA       2,187,577
                 Home and Hospital Insured Revenue Bonds (Franciscan Health
                 Partnership Obligated Group), Series 1997, 5.500%, 7/01/17

        7,500   Dormitory Authority of the State of New York, Secured Hospital           2/08 at 101 1/2         AAA       7,412,100
                 Revenue Refunding Bonds, Wyckoff Heights Medical Center,
                 Series 1998H, 5.300%, 8/15/21

       10,000   Dormitory Authority of the State of New York, City University                7/09 at 101         AAA      10,135,200
                 System Consolidated Third General Resolution Revenue Bonds,
                 1999 Series 1, 5.500%, 7/01/29

        2,000   Dormitory Authority of the State of New York, City University                1/08 at 102         AAA       2,002,580
                 System Consolidated Third General Resolution Revenue Bonds,
                 1997 Series 1, 5.375%, 7/01/24

        7,500   Empire Development Corporation, New York State Urban                         1/06 at 102         AAA       7,503,525
                 Development Corporation, Correctional Capital Facilities
                 Revenue Bonds, Series 6, 5.375%, 1/01/25
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2%

        1,950   North Carolina Municipal Power Agency Number 1, Catawba                      1/08 at 102         AAA       1,868,783
                 Electric Revenue Bonds, Series 1998A, 5.000%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        2,300   Amherst Exempted Village School District, Ohio, General                     12/11 at 100         Aaa       2,242,776
                 Obligation Unlimited Tax School Improvement Bonds, Series 2001,
                 5.125%, 12/01/21 (WI, settling 5/02/01)

        3,635   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue               1/05 at 103          Aa       3,487,492
                 Bonds, Series 1994A (FHA-Insured Mortgage Loan - Hamilton
                 Creek Apartments Project), 5.550%, 7/01/24 (Alternative Minimum Tax)


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO (continued)
                Ohio Water Development Authority, State of Ohio, Solid Waste
                Disposal Revenue Bonds (Bay Shore Power Project), Convertible
                Series 1998B:
$       5,750    5.875%, 9/01/20 (Alternative Minimum Tax)                                   9/08 at 102         N/R   $   4,834,370
       14,000    6.625%, 9/01/20                                                             9/09 at 102         N/R      12,824,700

        1,115   Warren County, Ohio, Special Assessment Bonds, Waterstone                   12/07 at 101        Aa2        1,140,957
                 Boulevard, Series 1997 General Obligation, 5.500%, 12/01/17
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 0.3%

        2,255   Portland, Oregon, Downtown Waterfront Urban Renewal and                      6/10 at 101         Aaa       2,285,420
                 Redevelopment Bonds, 2000 Series A, 5.500%, 6/15/20
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.3%

                Allegheny County Hospital Development Authority, Pennsylvania,
                Health System Revenue Bonds, Series 2000B, West Penn Allegheny
                Health System:
        5,480    9.250%, 11/15/22                                                           11/10 at 102          B+       5,436,653
        9,000    9.250%, 11/15/30                                                           11/10 at 102          B+       8,902,350

        2,495   Carbon County Industrial Development Authority, Pennsylvania,               No Opt. Call        BBB-       2,548,293
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10 (Alternative Minimum Tax)

       18,900   City of Philadelphia, Pennsylvania, Airport Revenue Refunding                6/08 at 102         AAA      18,999,603
                 Bonds, Series 1998A (Philadelphia Airport System), 5.500%,
                 6/15/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.7%

        1,875   City of Central Falls, Rhode Island, General Obligation                      5/09 at 102          AA       1,980,113
                 School Bonds, 6.250%, 5/15/20

        3,500   Providence Redevelopment Agency, Rhode Island (Public Safety                 4/10 at 101         Aaa       3,605,140
                 and Municipal Building Projects), Revenue Bonds, 1999 Series A,
                 5.750%, 4/01/29
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.1%

        2,105   The Health, Educational and Housing Facilities Board of the                  4/09 at 101        Baa1       1,942,136
                 County of Knox, Revenue Bonds, Series 1999 (University Health
                 System, Inc.), 5.625%, 4/01/24

        5,260   Memphis-Shelby County Airport Authority (Tennessee), Airport                 3/10 at 101         AAA       5,504,064
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative Minimum Tax)

        7,525   Tennessee Housing Development Agency, Homeownership Program                  7/10 at 101          AA       7,953,850
                  Bonds, Issue 2000-1, 6.375%, 7/01/25 (Alternative Minimum Tax)

        2,500   Tennessee Housing Development Agency, Homeownership                          7/10 at 100          AA       2,605,950
                 Program Bonds, Issue 2000-2B, 6.250%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.0%

       10,000   City of Austin, Texas, Airport System Prior Lien Revenue                    11/05 at 102         AAA      10,397,000
                 Bonds, Series 1995A, 6.125%, 11/15/25 (Alternative Minimum Tax)

        4,675   Carrollton-Farmers Branch Independent School District                        2/09 at 100         AAA       4,904,028
                 (Dallas County, Texas), School Building Unlimited Tax Bonds,
                 Series 1999, 6.000%, 2/15/20

                Coppell Independent School District (Dallas County, Texas),
                Unlimited Tax School Building and Refunding Bonds, Series 1999:
        5,130    0.000%, 8/15/20                                                        8/09 at 52 15/32         AAA       1,630,724
        7,000    0.000%, 8/15/21                                                        8/09 at 49 15/32         AAA       2,088,520
        7,345    0.000%, 8/15/23                                                              8/09 at 44         AAA       1,932,616
        7,000    0.000%, 8/15/24                                                          8/09 at 41 1/2         AAA       1,730,820
        7,350    0.000%, 8/15/25                                                          8/09 at 39 1/8         AAA       1,707,552
        7,000    0.000%, 8/15/26                                                        8/09 at 36 29/32         AAA       1,527,610

       10,000   Dallas-Fort Worth International Airport Facilities Improvement              No Opt. Call        BBB-      10,236,700
                 Corporation, Texas, Revenue Refunding Bonds, Series 2000B
                 (American Airlines), 6.050%, 5/01/29 (Alternative Minimum Tax)
                 (Mandatory put 11/01/05)

                Harris County Health Facilities Development Corporation, Texas,
                Revenue Bonds, Christus Health, Series 1999A:
       12,000    5.375%, 7/01/24                                                             7/09 at 101         AAA      11,434,200
       11,000    5.375%, 7/01/29                                                             7/09 at 101         AAA      10,390,380




   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)
$       2,835   Harris County Housing Finance Corporation, Texas,                            7/12 at 103         N/R   $   2,516,289
                 Multifamily Housing Revenue Bonds (Windfern Pointe and
                 Waterford Place Apartments Projects), 1999 Junior Subordinate
                 Series D, 9.000%, 7/01/29

       12,150   Harris County Housing Finance Corporation, Texas,                            7/09 at 102           A      10,635,989
                 Multifamily Housing Revenue Bonds (Windfern Pointe and
                 Waterford Place Apartments Projects), 1999 Senior Series A,
                 6.000%, 7/01/29

       30,000   City of Houston Water and Sewer System, Texas, Junior Lien                  No Opt. Call         AAA       8,637,300
                 Revenue Refunding Bonds, Series 1998Aand 1998B, 0.000%, 12/01/22

        2,500   Jefferson County, Texas, Certificates of Obligation,                         8/10 at 100         AAA       2,640,475
                 Series 2000, 6.000%, 8/01/25

        4,245   Laredo Independent School District (Webb County, Texas),                     8/09 at 100         AAA       4,098,208
                 Unlimited Tax School Building Bonds, Series1999, 5.250%, 8/01/24

       14,250   Leander Independent School District (Williamson and Travis                8/09 at 35 7/8         AAA       3,136,710
                 Counties, Texas), Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/25

        1,500   City of Port Arthur, Jefferson County, Texas, General                        2/07 at 100         AAA       1,417,890
                 Obligation Bonds, Series 1997, 5.000%, 2/15/21

       10,000   Tarrant County Health Facilities Development Corporation,                    2/08 at 102         AAA       9,784,000
                 Texas, Texas Health Resources System Revenue Bonds, Series 1997A,
                 5.250%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

          935   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/04 at 102         AAA         971,727
                 1994 Issue F (Federally Insured or Guaranteed Mortgage Loans),
                 7.000%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                1999 Series C-2 Class I Bonds:
        3,190    5.700%, 7/01/19 (Alternative Minimum Tax)                               1/10 at 101 1/2         AAA       3,238,648
        1,575    5.750%, 7/01/21 (Alternative Minimum Tax)                               1/10 at 101 1/2          AA       1,601,240

        2,665   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/09 at 101          AA       2,731,625
                 1999 Series D (Federally Insured or Guaranteed Loans),
                 5.850%, 7/01/21 (Alternative Minimum Tax)

          995   Utah Housing Finance Agency, Single Family Mortgage Bonds,               7/09 at 101 1/2         Aa2       1,051,198
                 1999 Series F, 6.300%, 7/01/21

        1,800   Utah Housing Finance Agency, Single Family Mortgage Bonds,                   7/10 at 100         AA-       1,858,212
                 2000 Series F-2, Class III, 6.000%, 1/01/15 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 1.0%

        4,815   Metropolitan Washington Airports Authority, Virginia, Airport               10/04 at 100         AAA       4,818,467
                 System Revenue Bonds, Series 1994A, 5.500%, 10/01/24
                 (Alternative Minimum Tax)

        3,395   Virginia Small Business Financing Authority, Industrial                     11/09 at 102         N/R       3,357,282
                 Development Revenue Bonds (S.I.L. Clean Water, LLC Project),
                 Series 1999, 7.250%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.4%

                Port of Seattle (Washington), Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999B:
        1,755    6.000%, 9/01/15 (Alternative Minimum Tax)                                   3/10 at 101         AAA       1,861,195
        2,590    6.000%, 9/01/16 (Alternative Minimum Tax)                                   3/10 at 101         AAA       2,734,470

                Port of Seattle (Washington), Special Facility Revenue Bonds
                (Terminal 18 Project), Series 1999C:
          875    6.000%, 9/01/15 (Alternative Minimum Tax)                                   3/10 at 101         AAA         927,946
        1,260    6.000%, 9/01/16 (Alternative Minimum Tax)                                   3/10 at 101         AAA       1,330,283

       11,605   State of Washington, Certificates of Participation (Washington               7/09 at 100         AAA      11,598,153
                 State Convention and Trade Center), Series 1999, 5.250%, 7/01/16

        3,350   State of Washington, General Obligation Compound Interest                   No Opt. Call        AAA        1,311,626
                 Bonds, Series 1999S-2, 0.000%, 1/01/18

                State of Washington, General Obligation Compound Interest Bonds,
                Series 1999S-3:
       17,650    0.000%, 1/01/20                                                            No Opt. Call         AA+       6,180,854
       18,470    0.000%, 1/01/21                                                            No Opt. Call         AA+       6,066,841

        4,800   Washington Public Power Supply System, Nuclear Project                       7/07 at 102         AAA       4,801,200
                 No. 3 Refunding Revenue Bonds, Series 1997-A, 5.250%, 7/01/16
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.3%

        3,800   Wisconsin Health and Educational Facilities Authority, Revenu              e 5/09 at 101           A       3,357,906
                 Bonds, Series 1999 (Kenosha Hospital and Medical Center, Inc.
                 Project), 5.625%, 5/15/29


                            Nuveen Dividend Advantage Municipal Fund (NAD) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN (continued)
                Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 1999 (FH Healthcare
                Development, Inc. Project):
$       8,225    6.250%, 11/15/20                                                           11/09 at 101         N/R   $   7,340,810
        5,000    6.250%, 11/15/28                                                           11/09 at 101         N/R       4,333,000

       12,750   Wisconsin Health and Educational Facilities Authority, Revenue               8/09 at 101         Aaa      12,723,350
                 Bonds, Series 1999 (Mercy Health System Corporation), 5.500%, 8/15/25
------------------------------------------------------------------------------------------------------------------------------------
$     968,845   Total Investments (cost $821,823,981) - 98.7%                                                            832,558,113
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      10,845,369
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 843,403,482
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                     N/R    Investment is not rated.

                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.

                            Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
                            Portfolio of
                                       Investments April 30, 2001 (Unaudited)


   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 3.0%

$      12,220   Valdez Marine Terminal (BP Pipelines, Inc.), 5.850%, 8/01/25                 8/03 at 102         AA+   $  12,292,098
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 5.5%

        6,000   California Educational Facilities Authority, Revenue Bonds,                  6/11 at 101         AAA       5,914,140
                 Stanford University, Series Q, 5.250%, 12/01/32 (WI, settling 5/03/01)

       13,825   State of California, Veterans General Obligation Bonds, Series 2001,         6/06 at 101         AAA      13,741,635
                5.550%, 12/01/25 (WI, settling 5/03/01)

        3,000   Department of Water and Power of the City of Los Angeles,                    7/11 at 100          AA       2,810,100
                 California, Waterworks Revenue Bonds, Series 2001A Refunding,
                 5.125%, 7/01/41
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 0.4%

        1,580   City and County of Denver, Colorado, Airport System Revenue                 11/02 at 102           A       1,660,501
                 Bonds, Series 1992C, 6.750%, 11/15/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 10.2%

       15,270   City of Chicago, Illinois, General Obligation Bonds,                         1/11 at 101         AAA      14,578,269
                 Project and Refunding Series 2001A, 5.250%, 1/01/33

        3,710   City of Chicago, Illinois, Multifamily Housing Revenue Bonds                12/11 at 100         AAA       3,661,139
                 (Stone Terrace Apartments Project), FHA-Insured/GNMA,
                 Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)

        1,755   City of Chicago, Illinois, O'Hare International Airport,                    No Opt. Call        Baa2       1,752,964
                 Special Facility Revenue Bonds (United Air Lines Inc. Project),
                 Series 2001A, 6.375%, 11/01/35 (Alternative Minimum Tax)
                 (Mandatory put 5/01/13)

        5,000   City of Chicago, Collateralized Single Family Mortgage                       4/11 at 105         AAA       5,295,150
                 Revenue Bonds, Series 2001A, 6.250%, 10/01/32

        5,000   Illinois Development Finance Authority, Revenue Bonds,                       9/11 at 100         AAA       4,927,550
                 Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32

        7,000   Illinois Health Facilities Authority, Revenue Bonds,                         2/11 at 101         AAA       6,655,530
                 Series 2001, Edward Hospital Obligation Group, 5.250%, 2/15/34

        4,980   Metropolitan Pier and Exposition Authority (Illinois),                       6/06 at 102         AAA       4,816,855
                 McCormick Place Expansion Project Refunding Bonds, Series 1996A,
                 5.250%, 6/15/27
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.2%

        6,000   St. Joseph County Hospital Authority, Indiana, Health System                 2/09 at 102         BBB       5,094,840
                 Revenue Bonds (Madison Center Inc.Project), Series 1999, 5.800%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 8.3%

       15,000   Massachusetts Turnpike Authority, Metropolitan Highway                       1/07 at 102         AAA      13,605,150
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

       20,000   Massachusetts Water Resources Authority, General Revenue Bonds,              7/02 at 100         Aaa      20,508,800
                 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)
------------------------------------------------------------------------------------------------------------------------------------
               MICHIGAN - 0.4%

        2,000   Michigan State Hospital Finance Authority, Hospital                          8/08 at 101        BBB-       1,566,960
                 Revenue Bonds (The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.125%, 8/15/18
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 2.7%

        8,000   Director of the State of Nevada, Department of Business and                  1/10 at 100         AAA       7,709,760
                 Industry, Las Vegas Monorail Project Revenue Bonds, First
                 Tier Series 2000, 5.375%, 1/01/40

        4,000   Henderson, Nevada, Health Care Facility Revenue Bonds,                       7/08 at 101          BBB      3,369,920
                 Catholic Healthcare West, Series 1998A, 5.250%, 7/01/18


                            Nuveen Dividend Advantage Municipal Fund 2 (NXZ) (continued)
                                    Portfolio of Investments April 30, 2001 (Unaudited)

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 6.1%

$      12,200   Business Finance Authority of the State of New Hampshire,                   10/03 at 102          A3   $  11,763,484
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33

        8,000   New Hampshire Business Finance Authority, Pollution Control                 10/08 at 102         BBB       7,794,000
                 Revenue Bonds, Connecticut Light and Power Company,
                 Series 1992A Refunding, Remarketed, 5.850%, 12/01/22

        5,215   New Hampshire Housing Finance Authority, Single Family                       5/11 at 100         Aa2       5,219,589
                 Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                 (Alternative Minimum Tax) (WI, settling 5/15/01)
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.0%

        3,995   New Jersey Economic Development Authority, Special Facilities               11/10 at 101          BB       4,057,242
                 Revenue Bonds (Continental Airlines Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 4.7%

       20,000   New York City Municipal Water Finance Authority, Water and                   6/11 at 101          AA      19,120,000
                  Sewer System Revenue Bonds, Fiscal 2001 Series C, 5.125%,
                 6/15/33 (WI, settling 5/15/01)
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.1%

        4,500   North Carolina Eastern Municipal Power Agency, Power System                  1/09 at 102         BBB       4,394,700
                 Revenue Bonds, Series 1999B Refunding, 5.600%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 3.5%

       15,000   State of Oregon, Department of Administrative Services,                      5/11 at 101         AAA      14,211,600
                 Certificates of Participation, 2001 Series D, 5.000%,
                 5/01/26 (WI, settling 5/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 6.6%

                City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds, Fourteenth Series:
       10,000    6.375%, 7/01/14                                                             7/03 at 102         BBB      10,159,400
       17,000    6.375%, 7/01/26                                                             7/03 at 102         BBB      16,767,610
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH DAKOTA - 1.2%

        4,820   South Dakota Housing Development Authority, Home Ownership                   5/09 at 102         AAA       4,772,619
                 Mortgage Bonds, 1997 Series E4, Remarketed, 5.450%, 5/01/18
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 16.5%

        7,500   City of Austin, Texas, Electric Utility System Revenue Bonds,               11/10 at 100         AAA       6,919,350
                 Series 2001 Refunding, 5.000%, 11/15/30

                Dallas-Fort Worth International Airport Public Facility
                Improvement Corporation, Texas, Airport Hotel Revenue Bonds,
                Series 2001:
       15,000    5.250%, 1/15/26                                                             1/09 at 100         AAA      14,426,700
        1,750    5.200%, 1/15/31                                                             1/09 at 100         AAA       1,659,980

       40,000   Harris County-Houston Sports Authority, Texas, Senior Lien              11/30 at 54 1/32         AAA       3,557,600
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40
                 (WI, settling 5/17/01)

       30,980   Harris County-Houston Sports Authority, Texas, Junior Lien                  11/11 at 100         AAA      29,097,655
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40
                 (WI, settling 5/17/01)

                Hays Consolidated Independent School District, Hays County,
                Texas, General Obligation School Building Bonds, Series 2001:
       10,715    0.000%, 8/15/25 (WI, settling 5/15/01)                                  8/11 at 43 3/16         AAA       2,489,309
       12,940    0.000%, 8/15/26 (WI, settling 5/15/01)                                  8/11 at 43 3/16         AAA       2,823,896

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds, Series 2001B Convention Project:
        5,000    0.000%, 9/01/30 (WI, settling 5/08/01)                                     No Opt. Call         AAA         880,150
        5,000    0.000%, 9/01/31 (WI, settling 5/08/01)                                     No Opt. Call         AAA         829,500

        5,000   Metro Health Facilities Development Corporation, Texas,                      1/11 at 100        Baa3       4,963,100
                 Hospital Revenue Bonds (Wilson N. Jones Memorial Hospital Project),
                 Series 2001, 7.250%, 1/01/31
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.7%

        3,100   Salt Lake City, Utah, Hospital Revenue Bonds, Series 1992                    8/02 at 100         AA+       3,014,161
                 (IHC Hospitals, Inc.), 5.500%, 2/15/21

   PRINCIPAL                                                                               OPTIONAL CALL                      MARKET
 AMOUNT (000)   DESCRIPTION                                                                  PROVISIONS*   RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.0%
$      17,250   The City of Seattle, Washington, Municipal Light and Power                   3/11 at 100         AAA   $  16,344,722
                 Improvements and Refunding Revenue Bonds, Series 2001, 5.125%, 3/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     389,305   Total Investments (cost $318,128,058) - 77.1%                                                            315,227,728
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 5.4%

        6,000   Allentown Commercial and Industrial Development Authority, Diocese of Allentown                 Aa-3       6,000,000
                 Variable Rate Demand Bonds, 4.350%, 12/01/29+

        6,000   Long Island Power Authority (New York), Electric System Revenue Bonds, Series 6 of 1998,      VMIG-1       6,000,000
                 Subordinate Lien, Variable Rate Demand Obligations, 4.250%, 5/01/33+

       10,000   Louisiana Offshore Terminal Authority, Deepwater Port Refunding Revenue Bonds                 VMIG-1      10,000,000
                 (Loop Inc. Project), First Stage Series 1992A, Variable Rate Demand Bonds,
                 4.350%, 9/01/08+
------------------------------------------------------------------------------------------------------------------------------------
$      22,000   Total Short-Term Investments (cost $22,000,000)                                                           22,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 17.5%                                                                     71,441,173
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $ 408,668,901
                ====================================================================================================================

                       * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard & Poor's or
                            Moody's rating.

                    (WI)    Security purchased on a when-issued basis.

                       + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


Statement of
           Net Assets April 30, 2001 (Unaudited)

                                                    PERFORMANCE                                             DIVIDEND        DIVIDEND
                                                           PLUS         ADVANTAGE       OPPORTUNITY        ADVANTAGE     ADVANTAGE 2
                                                          (NPP)             (NMA)             (NMO)            (NAD)           (NXZ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities,
   at market value                               $1,305,329,914    $  979,722,708    $1,033,112,678     $832,558,113    $315,227,728
Temporary investments in short-term
   municipal securities, at amortized cost,
   which approximates market value                           --                --                --               --      22,000,000
Cash                                                  3,220,599         3,164,542                --       10,105,690     167,829,807
Receivables:
  Interest                                           21,973,157        18,945,553        19,388,753       15,029,668       3,234,830
  Investments sold                                    2,166,260           995,000           992,622          928,660              --
Other assets                                             71,074            37,554            38,404          461,424              --
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                1,332,761,004     1,002,865,357     1,053,532,457      859,083,555     508,292,365
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                              --                --            98,779               --              --
 Payable for investments purchased                           --                --                --       12,246,962      98,604,950
 Accrued expenses:
   Management fees                                      680,047           515,504           540,668          227,745         105,738
   Organization and offering costs                           --                --                --               --         877,500
   Other                                                382,227           208,573           354,680          167,574          35,276
 Preferred share dividends payable                      207,805           162,315           181,385          161,033              --
 Common share dividends payable                       4,104,073         3,008,575         3,277,948        2,876,759              --
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                               5,374,152         3,894,967         4,453,460       15,680,073      99,623,464
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                       $1,327,386,852    $  998,970,390    $1,049,078,997     $843,403,482    $408,668,901
====================================================================================================================================
Preferred shares, at liquidation value           $  444,000,000    $  358,000,000    $  380,000,000     $295,000,000    $         --
====================================================================================================================================
Preferred shares outstanding                             17,760            14,320            15,200           11,800              --
====================================================================================================================================
Common shares outstanding                            59,914,073        42,980,333        45,540,872       39,133,266      28,757,000
====================================================================================================================================
Netasset value per Common share outstanding
   (net assets less Preferred shares
   at liquidation value, divided by
   Common shares outstanding)                    $        14.74     $       14.91    $        14.69     $      14.01    $      14.21
====================================================================================================================================


                                 See accompanying notes to financial statements.

Statement of
           Operations Six Months Ended April 30, 2001 (Unaudited)

                                                    PERFORMANCE                                           DIVIDEND         DIVIDEND
                                                           PLUS         ADVANTAGE       OPPORTUNITY       ADVANTAGE     ADVANTAGE 2
                                                          (NPP)             (NMA)             (NMO)           (NAD)          (NXZ)*
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                   $38,212,166       $28,900,489       $30,736,271     $24,881,759     $   639,061
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                       4,099,518         3,107,239         3,264,965       2,635,479         219,315
Preferred shares - auction fees                         550,439           443,821           471,096         365,720              --
Preferred shares - dividend disbursing agent fees        24,795            24,795            19,836          14,876              --
Shareholders' servicing agent fees and expenses          77,777            49,549            51,093           5,979             814
Custodian's fees and expenses                           139,393           140,861           130,228         109,094           8,681
Directors'/Trustees' fees and expenses                    5,406             4,237             4,511           3,886             181
Professional fees                                         6,217            23,090            22,594           8,710           2,821
Shareholders' reports - printing and mailing expenses    65,389            63,220            66,332          29,654          25,589
Stock exchange listing fees                              26,381            19,340            19,237           9,917              90
Investor relations expense                               90,665            64,004            69,693          46,848              --
Organization costs                                           --                --                --              --          15,000
Other expenses                                           32,099            26,873            28,622          19,069              --
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                              5,118,079         3,967,029         4,148,207       3,249,232         272,491
   Custodian fee credit                                 (47,504)          (30,573)          (39,762)        (41,907)         (2,899)
   Expense reimbursement                                     --                --                --      (1,264,281)       (118,237)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                          5,070,575         3,936,456         4,108,445       1,943,044         151,355
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                33,141,591        24,964,033        26,627,826      22,938,715         487,706
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions        3,119,296         2,765,864         3,211,749         878,255              --
Change in net unrealized appreciation
   (depreciation) of investments                     19,230,191        14,519,242         9,442,162      15,170,326      (2,900,330)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                     22,349,487        17,285,106        12,653,911      16,048,581      (2,900,330)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                  $55,491,078       $42,249,139       $39,281,737     $38,987,296     $(2,412,624)
===================================================================================================================================

*    For the period March 28, 2001 (commencement of operations) through April
     30, 2001.

                                 See accompanying notes to financial statements.


Statement of
           Changes in Net Assets (Unaudited)

                                     PERFORMANCE PLUS (NPP)                 ADVANTAGE (NMA)                  OPPORTUNITY (NMO)
                              ---------------------------------  --------------------------------- --------------------------------
                              SIX MONTHS ENDED       YEAR ENDED  SIX MONTHS ENDED       YEAR ENDED SIX MONTHS ENDED      YEAR ENDED
                                       4/30/01         10/31/00           4/30/01         10/31/00          4/30/01        10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $   33,141,591   $   67,143,144      $ 24,964,033     $ 53,192,098   $   26,627,826  $   56,383,707
Net realized gain (loss) from
   investment transactions           3,119,296         (140,796)        2,765,864        5,276,331        3,211,749       2,019,290
Change in net unrealized
   appreciation (depreciation)
   of investments                   19,230,191       41,980,342        14,519,242       22,257,513        9,442,162      14,986,145
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                  55,491,078      108,982,690        42,249,139       80,725,942       39,281,737      73,389,142
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
investment income:
   Common shareholders             (24,379,044)     (50,585,361)      (18,849,651)     (39,288,175)     (19,816,252)    (42,645,002)
   Preferred shareholders           (8,281,339)     (17,642,520)       (6,028,181)     (14,261,879)      (6,840,465)    (15,316,935)
From accumulated net realized
gains from investment transactions:
   Common shareholders                      --               --        (3,280,164)              --       (1,179,509)             --
   Preferred shareholders                   --               --        (1,219,554)              --         (436,392)             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (32,660,383)     (68,227,881)      (29,377,550)     (53,550,054)     (28,272,618)    (57,961,937)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares         --               --                --               --               --              --
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions          --               --                --               --               --              --
Preferred shares:
   Net proceeds from sale of shares         --       43,368,937                --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions               --       43,368,937                --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          22,830,695       84,123,746        12,871,589       27,175,888       11,009,119      15,427,205
Net assets at the beginning
   of period                     1,304,556,157    1,220,432,411       986,098,801      958,922,913    1,038,069,878   1,022,642,673
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period $1,327,386,852   $1,304,556,157      $998,970,390     $986,098,801   $1,049,078,997  $1,038,069,878
===================================================================================================================================
Undistributed (Over-distribution
   of) net investment income at
   the end of period            $      823,199   $      341,991      $    852,302     $    762,594   $     (151,925) $     (129,003)
===================================================================================================================================



                                 See accompanying notes to financial statements.



                                                                     DIVIDEND ADVANTAGE (NAD)           DIVIDEND  ADVANTAGE 2 (NXZ)
                                                                 -----------------------------         ----------------------------
                                                                                                            FOR THE PERIOD 3/28/01
                                                                 SIX MONTHS ENDED   YEAR ENDED         (COMMENCEMENT OF OPERATIONS)
                                                                          4/30/01     10/31/00                     THROUGH 4/30/01
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 22,938,715 $ 44,835,517                           $  487,706
Net realized gain (loss) from investment
   transactions                                                           878,255  (14,146,371)                                  --
Change in net unrealized appreciation
   (depreciation) of investments                                       15,170,326   46,830,048                           (2,900,330)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     38,987,296   77,519,194                           (2,412,624)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net investment income:
   Common shareholders                                                (16,746,919) (33,894,651)                                  --
   Preferred shareholders                                              (5,511,976) (11,945,290)                                  --
From accumulated net realized gains from
   investment transactions:
   Common shareholders                                                         --           --                                   --
   Preferred shareholders                                                      --           --                                   --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (22,258,895) (45,839,941)                                  --
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                            --           --                          410,981,250
   Net proceeds from shares issued
     to shareholders due to
     reinvestment of distributions                                        103,691      109,260                                   --
Preferred shares:
   Net proceeds from sale of shares                                            --           --                                   --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   capital share transactions                                             103,691      109,260                          410,981,250
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                             16,832,092   31,788,513                          408,568,626
Net assets at the beginning of period                                 826,571,390  794,782,877                              100,275
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $843,403,482 $826,571,390                         $408,668,901
===================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at
   the end of period                                                   $  642,324    $ (37,496)                        $    487,706
===================================================================================================================================


                                 See accompanying notes to financial statements.


Notes to
           Financial Statements (Unaudited)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD) and Nuveen Dividend Advantage Municipal Fund 2 (NXZ). Performance Plus (NPP), Advantage
(NMA), Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) is traded on the American Stock Exchange.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2001, Dividend Advantage (NAD) and Dividend Advantage 2 (NXZ) had outstanding when-issued purchase commitments of $12,246,962 and $98,604,950, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The following Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                              PERFORMANCE                               DIVIDEND
                                     PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                    (NPP)        (NMA)        (NMO)        (NAD)
--------------------------------------------------------------------------------

Number of shares:
   Series M                         4,000        3,000        4,000        4,000
   Series T                         4,000        3,000        4,000        4,000
   Series W                         4,000        3,000        3,200           --
   Series Th                        1,760        2,320           --        3,800
   Series F                         4,000        3,000        4,000           --
--------------------------------------------------------------------------------
Total                              17,760       14,320       15,200       11,800
================================================================================


Effective May 18, 2001, Dividend Advantage 2 (NXZ) issued 3,000 Series M, 3,000 Series T and 2,880 Series F $25,000 stated value Preferred shares.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period ended April 30, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs
Costs incurred by Performance Plus (NPP) in connection with its offering of Preferred Shares ($631,063) were recorded as a reduction of the proceeds from the sale of shares.

Nuveen Investments, a wholly owned subsidiary of The John Nuveen Company, has agreed to reimburse all organization expenses (approximately $15,000) and pay all offering costs (other than the sales load) that exceed $.03 per Common Share for Dividend Advantage 2 (NXZ). Dividend Advantage 2's (NXZ) share of offering costs ($862,500) was recorded as a reduction of the proceeds from the sale of shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in Common and Preferred shares were as follows:

                       PERFORMANCE PLUS (NPP)           ADVANTAGE (NMA)              OPPORTUNITY (NMO)
                     ---------------------------  ---------------------------  ---------------------------
                     SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED  SIX MONTHS ENDED YEAR ENDED
                          4/30/01       10/31/00           4/30/01   10/31/00           4/30/01   10/31/00
----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                    --          --               --         --                 --         --
   Shares issued to
     shareholders due to
     reinvestment of
     distributions                --          --               --         --                 --         --
----------------------------------------------------------------------------------------------------------
                                  --          --               --         --                 --         --
==========================================================================================================
Preferred shares sold             --       1,760               --         --                 --         --
==========================================================================================================

                                                 DIVIDEND ADVANTAGE (NAD)        DIVIDEND ADVANTAGE 2 (NXZ)
                                               ------------------------------   ---------------------------
                                                                                     FOR THE PERIOD 3/28/01
                                               SIX MONTHS ENDED    YEAR ENDED              (COMMENCEMENT OF
                                                        4/30/01       10/3100   OPERATIONS) THROUGH 4/30/01
-----------------------------------------------------------------------------------------------------------
Common shares:
   Shares sold                                               --            --                    28,750,000
   Shares issued to shareholders
     due to reinvestment of distributions                 7,471         8,415                            --
-----------------------------------------------------------------------------------------------------------
                                                          7,471         8,415                    28,750,000
===========================================================================================================
Preferred shares sold                                        --            --                            --
===========================================================================================================


3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The following Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2001, to shareholders of record on May 15, 2001, as follows:

                              PERFORMANCE                               DIVIDEND
                                     PLUS    ADVANTAGE  OPPORTUNITY    ADVANTAGE
                                    (NPP)        (NMA)        (NMO)        (NAD)
--------------------------------------------------------------------------------
Dividend per share                 $.0685       $.0700       $.0720       $.0735
================================================================================

Dividend Advantage 2 (NXZ) declared a Common share dividend distribution from its tax-exempt net investment income of $.0745 per share which was paid on June 1, 2001, to shareholders of record on May 21, 2001.

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities during the six months ended April 30, 2001, were as follows:

                                         PERFORMANCE                                DIVIDEND     DIVIDEND
                                                PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2
                                               (NPP)         (NMA)        (NMO)        (NAD)       (NXZ)*
---------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $128,729,310  $136,936,815  $81,211,201  $61,017,828 $318,148,333
   Short-term municipal securities        38,750,000    28,830,000   10,300,000   30,750,000   22,000,000
Sales and maturities:
   Long-term municipal securities        109,826,110   111,398,603   57,806,387   48,238,082           --
   Short-term municipal securities        38,750,000    41,830,000   18,300,000   30,750,000           --
=========================================================================================================

*    For the period March 28, 2001 (commencement of operations) through April
     30, 2001.

At April 30, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                                    PERFORMANCE                                    DIVIDEND      DIVIDEND
                                           PLUS     ADVANTAGE     OPPORTUNITY     ADVANTAGE   ADVANTAGE 2
                                          (NPP)         (NMA)           (NMO)         (NAD)         (NXZ)
---------------------------------------------------------------------------------------------------------
                                 $1,262,852,054  $943,061,783  $1,002,789,642  $821,823,981  $340,128,058
=========================================================================================================


At October 30, 2000, the Funds' last fiscal year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:
                                                        PERFORMANCE     DIVIDEND
                                                               PLUS    ADVANTAGE
                                                              (NPP)        (NAD)
--------------------------------------------------------------------------------
Expiration year:
   2007                                                    $301,903  $ 5,737,317
   2008                                                     140,796   14,462,547
--------------------------------------------------------------------------------
Total                                                      $442,699  $20,199,864
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2001, were as follows:

                                                         PERFORMANCE                                  DIVIDEND     DIVIDEND
                                                                PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE  ADVANTAGE 2
                                                               (NPP)         (NMA)         (NMO)         (NAD)        (NXZ)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                         $ 55,814,137   $41,970,968  $ 45,982,509  $ 23,228,740  $   167,908
   depreciation                                          (13,336,277)   (5,310,043)  (15,659,473)  (12,494,608)  (3,068,238)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)              $ 42,477,860   $36,660,925  $ 30,323,036  $ 10,734,132  $(2,900,330)
===========================================================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' (excluding Dividend Advantage (NAD) and Dividend Advantage 2
(NXZ)) investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For the next $3 billion                                              .5875 of 1
For net assets over $5 billion                                       .5750 of 1
================================================================================


Under Dividend Advantage's (NAD) and Dividend Advantage 2's (NXZ) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                         MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .6500 of 1%
For the next $125 million                                            .6375 of 1
For the next $250 million                                            .6250 of 1
For the next $500 million                                            .6125 of 1
For the next $1 billion                                              .6000 of 1
For net assets over $2 billion                                       .5750 of 1
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage (NAD) in an amount equal to .30% of the average daily net assets for the period May 26, 1999 (commencement of operations) through July 31, 2004, .25% of the average daily net assets for the year ended July 31, 2005, .20% of the average daily net assets for the year ended July 31, 2006, .15% of the average daily net assets for the year ended July 31, 2007,
 .10% of the average daily net assets for the year ended July 31, 2008, and .05% of the average daily net assets for the year ended July 31, 2009. The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

The Adviser has also agreed to waive part of its management fees or reimburse certain expenses of Dividend Advantage 2 (NXZ) in an amount equal to .30% of the average daily net assets for the period March 28, 2001 (commencement of operations) through March 31, 2006, .25% of the average daily net assets for the year ended March 31, 2007, .20% of the average daily net assets for the year ended March 31, 2008, .15% of the average daily net assets for the year ended March 31, 2009, .10% of the average daily net assets for the year ended March 31, 2010, and .05% of the average daily net assets for the year ended March 31, 2011. The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2001, net assets consisted of:

                                          PERFORMANCE                                       DIVIDEND     DIVIDEND
                                                 PLUS     ADVANTAGE     OPPORTUNITY        ADVANTAGE  ADVANTAGE 2
                                                (NPP)         (NMA)           (NMO)            (NAD)        (NXZ)
-----------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value
   per share, at liquidation value     $  444,000,000  $358,000,000  $  380,000,000    $295,000,000  $         --
Common shares, $.01 par value
   per share                                  599,141       429,803         455,409         391,333       287,570
Paid-in surplus                           836,810,055   600,264,175     635,242,310     555,957,186   410,793,955
Undistributed (Over-distribution of)
   net investment income                      823,199       852,302        (151,925)        642,324       487,706
Accumulated net realized gain (loss)
   from investment transactions             2,676,597     2,763,185       3,210,167     (19,321,493)           --
Net unrealized appreciation
   (depreciation) of investments           42,477,860    36,660,925      30,323,036      10,734,132    (2,900,330)
-----------------------------------------------------------------------------------------------------------------
Net assets                             $1,327,386,852  $998,970,390  $1,049,078,997    $843,403,482  $408,668,901
=================================================================================================================
Authorized shares:
   Common                                 200,000,000   200,000,000     200,000,000       Unlimited     Unlimited
   Preferred                                1,000,000     1,000,000       1,000,000       Unlimited     Unlimited
=================================================================================================================


8. INVESTMENT COMPOSITION

At April 30, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                         PERFORMANCE                                DIVIDEND     DIVIDEND
                                                PLUS     ADVANTAGE  OPPORTUNITY    ADVANTAGE  ADVANTAGE 2
                                               (NPP)         (NMA)        (NMO)        (NAD)        (NXZ)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                   2%           1%           5%          --%          --%
Education and Civic Organizations                  5           --            4            6            3
Energy                                            --            1           --           --            4
Healthcare                                        11           16           10           20            6
Housing/Multifamily                                5            4            2            3            1
Housing/Single Family                             10           17            2            8            5
Long-Term Care                                     1            2           --            3            2
Tax Obligation/General                            11            9           18           15           11
Tax Obligation/Limited                            14           12           19           18           22
Transportation                                     8           10           23           13            9
U.S. Guaranteed                                   12            7            4           --            7
Utilities                                         13           12            6            9           23
Water and Sewer                                    8            8            5            4            7
Other                                             --            1            2            1           --
---------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
=========================================================================================================

Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (59% for Performance Plus (NPP), 55% for Advantage (NMA), 43% for Opportunity (NMO), 56% for Dividend Advantage (NAD) and 55% for Dividend Advantage 2 (NXZ)).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.


       Financial
              Highlights (Unaudited)
Selected data for a Common share outstanding throughout each period:

                                      Investment Operations                         Less Distributions
                                 ------------------------------ ---------------------------------------------------------
                                                                  From and    From and
                                                                 in Excess   in Excess
                                                                    of Net      of Net
                                                     Net        Investment  Investment     Capital      Capital
                                               Realized/         Income to   Income to    Gains to     Gains to
                     Beginning          Net   Unrealized            Common   Preferred      Common    Preferred
                     Net Asset   Investment   Investment            Share-      Share-      Share-       Share-
                         Value       Income  Gain (Loss)   Total   holders     holders+    holders      holders+    Total
==========================================================================================================================
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                 $14.36        $ .55        $ .38   $ .93    $ (.41)      $(.14)       $ --          $--    $ (.55)
2000                     13.69         1.12          .69    1.81      (.84)       (.29)         --           --     (1.13)
1999                     15.43         1.12        (1.73)   (.61)     (.91)       (.21)       (.01)          --     (1.13)
1998                     15.22         1.19          .20    1.39      (.95)       (.23)         --           --     (1.18)
1997                     15.07         1.24          .15    1.39     (1.00)       (.24)         --           --     (1.24)
1996                     15.21         1.27         (.12)   1.15     (1.04)       (.25)         --           --     (1.29)

ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                  14.61          .58          .41     .99      (.44)       (.14)       (.08)        (.03)     (.69)
2000                     13.98         1.24          .63    1.87      (.91)       (.33)         --           --     (1.24)
1999                     15.85         1.24        (1.85)   (.61)    (1.00)       (.24)         --           --     (1.24)
1998                     15.68         1.24          .17    1.41     (1.00)       (.24)         --           --     (1.24)
1997                     15.48         1.27          .21    1.48     (1.03)       (.25)         --           --     (1.28)
1996                     15.57         1.29         (.07)   1.22     (1.05)       (.26)         --           --     (1.31)

OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                  14.45          .58          .29     .87      (.44)       (.15)       (.03)        (.01)     (.63)
2000                     14.11         1.24          .38    1.62      (.94)       (.34)         --           --     (1.28)
1999                     15.96         1.26        (1.83)   (.57)    (1.01)       (.24)       (.01)          --     (1.26)
1998                     15.85         1.25          .15    1.40     (1.01)       (.24)       (.03)        (.01)    (1.29)
1997                     15.66         1.29          .20    1.49     (1.04)       (.26)         --           --     (1.30)
1996                     15.77         1.30         (.10)   1.20     (1.05)       (.26)         --           --     (1.31)

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                  13.59          .59          .40     .99      (.43)       (.14)         --           --      (.57)
2000                     12.78         1.15          .84    1.99      (.86)       (.31)         --           --     (1.17)
1999(a)                  14.33          .39        (1.47)  (1.08)     (.30)       (.07)         --           --      (.37)

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                  14.33          .02         (.11)   (.09)       --          --          --           --        --
==========================================================================================================================


                                                                     Total Returns
                                                                 -------------------
                       Offering
                      Costs and                                                Based
                      Preferred       Ending                      Based           on
                          Share          Net        Ending           on          Net
                   Underwriting        Asset        Market       Market        Asset
                      Discounts        Value         Value        Value**      Value**
======================================================================================
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                     $--       $14.74      $14.0300        18.62%        5.47%
2000                      (.01)        14.36       12.1875          .90        11.47
1999                         --        13.69       12.9375       (10.76)       (5.63)
1998                         --        15.43       15.4375         9.48         7.87
1997                         --        15.22       15.0000         5.94         7.89
1996                         --        15.07       15.1250         6.17         6.15

ADVANTAGE (NMA)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                      --        14.91       14.0500        13.29         5.58
2000                         --        14.61       12.8750         1.46        11.48
1999                      (.02)        13.98       13.6250        (8.16)       (5.83)
1998                         --        15.85       15.8125         5.58         7.65
1997                         --        15.68       15.9375        12.57         8.20
1996                         --        15.48       15.1250         7.04         6.37

OPPORTUNITY (NMO)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                      --        14.69       14.2500        13.28         4.85
2000                         --        14.45       13.0000         2.97         9.41
1999                      (.02)        14.11       13.5625        (9.18)       (5.49)
1998                         --        15.96       15.9375         5.40         7.45
1997                         --        15.85       16.1250        13.01         8.12
1996                         --        15.66       15.2500         8.82         6.15

DIVIDEND ADVANTAGE (NAD)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                      --        14.01       14.7700        20.54         6.24
2000                      (.01)        13.59       12.6250         (.79)       13.61
1999(a)                   (.10)        12.78       13.6250        (7.29)       (8.83)

DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                   (.03)        14.21       15.0100          .07         (.84)
======================================================================================


                                            Ratios/Supplemental Data
                       -----------------------------------------------------------------
                                                 Before Credit/Reimbursement
                                 -------------------------------------------------------
                                              Ratio of Net                  Ratio of Net
                                   Ratio of     Investment      Ratio of      Investment
                                   Expenses      Income to      Expenses       Income to
                                 to Average        Average    to Average         Average
                        Ending   Net Assets     Net Assets         Total           Total
                           Net   Applicable     Applicable    Net Assets      Net Assets
                        Assets    to Common      to Common     Including       Including
                          (000)      Shares++       Shares++   Preferred++     Preferred++
========================================================================================
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)             $1,327,387         1.15%*         7.46%*         .77%*       4.98%*
2000                 1,304,556         1.17           8.09           .77         5.29
1999                 1,220,432         1.15           7.48           .79         5.16
1998                 1,322,187         1.11           7.74           .77         5.38
1997                 1,304,197         1.12           8.24           .77         5.69
1996                 1,290,635         1.13           8.47           .78         5.83

ADVANTAGE (NMA)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                998,970         1.24*          7.77*          .80*        5.00*
2000                   986,099         1.23           8.77           .78         5.51
1999                   958,923         1.16           8.12           .77         5.41
1998                   975,410         1.12           7.84           .78         5.41
1997                   962,058         1.14           8.23           .78         5.64
1996                   951,656         1.14           8.37           .78         5.72

OPPORTUNITY (NMO)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)              1,049,079         1.23*          7.90*          .79*        5.07*
2000                 1,038,070         1.25           8.76           .78         5.51
1999                 1,022,643         1.15           8.18           .77         5.50
1998                 1,021,207         1.09           7.88           .77         5.55
1997                 1,011,202         1.10           8.25           .77         5.78
1996                 1,000,987         1.10           8.29           .77         5.81

DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                843,403         1.18*          7.86*          .77*        5.13*
2000                   826,571         1.22           8.34           .77         5.28
1999(a)                794,783         1.06*          6.10*          .76*        4.41*

DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                408,669          .75*          1.10*           --           --
========================================================================================


                                      Ratios/Supplemental Data
                     ---------------------------------------------------------------    Municipal Auction Rate Cumulative
                                   After Credit/Reimbursement***                        Preferred Stock at End of Period
                     --------------------------------------------------               -------------------------------------
                                Ratio of Net               Ratio of Net
                       Ratio of   Investment      Ratio of   Investment
                       Expenses    Income to      Expenses    Income to
                     to Average      Average    to Average      Average
                     Net Assets   Net Assets         Total        Total                 Aggregate  Liquidation
                     Applicable   Applicable    Net Assets   Net Assets    Portfolio       Amount   and Market        Asset
                      to Common    to Common     Including    Including     Turnover  Outstanding        Value     Coverage
                         Shares++     Shares++   Preferred++  Preferred++       Rate         (000)   Per Share    Per Share
===========================================================================================================================
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                    1.14%*       7.47%*         .76%*       4.99%*          8%    $444,000      $25,000      $74,740
2000                       1.16         8.10           .76         5.30           25      444,000       25,000       73,455
1999                       1.12         7.51           .77         5.18           30      400,000       25,000       76,277
1998                       1.11         7.74           .77         5.38           23      400,000       25,000       82,637
1997                       1.12         8.24           .77         5.69           12      400,000       25,000       81,512
1996                       1.13         8.47           .78         5.83           15      400,000       25,000       80,665

ADVANTAGE (NMA)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                    1.23*        7.78*          .79*        5.01*          11      358,000       25,000       69,761
2000                       1.23         8.77           .77         5.52           39      358,000       25,000       68,862
1999                       1.16         8.12           .77         5.41           29      358,000       25,000       66,964
1998                       1.12         7.84           .78         5.41            8      300,000       25,000       81,284
1997                       1.14         8.23           .78         5.64            8      300,000       25,000       80,172
1996                       1.14         8.37           .78         5.72           13      300,000       25,000       79,305

OPPORTUNITY (NMO)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                    1.22*        7.92*          .78*        5.07*           6      380,000       25,000       69,018
2000                       1.23         8.77           .77         5.51           52      380,000       25,000       68,294
1999                       1.14         8.19           .77         5.50           31      380,000       25,000       67,279
1998                       1.09         7.88           .77         5.55           13      300,000       25,000       85,101
1997                       1.10         8.25           .77         5.78           20      300,000       25,000       84,267
1996                       1.10         8.29           .77         5.81           19      300,000       25,000       83,416

DIVIDEND ADVANTAGE (NAD)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(c)                     .71*        8.34*          .46*        5.44*           6      295,000       25,000       71,475
2000                        .73         8.83           .46         5.59           37      295,000       25,000       70,048
1999(a)                     .58*        6.58*          .42*        4.76*          16      295,000       25,000       67,354

DIVIDEND ADVANTAGE 2 (NXZ)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001(b)                     .44*        1.42*           --           --           --           --           --           --
===========================================================================================================================


*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares, where applicable.

(a)  For the period May 26, 1999 (commencement of operations) through October
     31, 1999.

(b)  For the period March 28, 2001 (commencement of operations) through April
     30, 2001.

(c)  For the six months ended April 30, 2001.



Build Your Wealth
                  Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.


EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
   Information


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase &Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          for Generations


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Photo of: John Nuveen, Sr.



Invest well.

Look ahead.

LEAVE YOUR MARK. (SM)



Logo: Nuveen Investments



Nuveen Investments o 333 West Wacker Drive                            FSA-2-4-01
Chicago, IL 60606 o www.nuveen.com